                                                      AMERICAN PERFORMANCE FUNDS


LETTER FROM THE CHAIRMAN

Dear Shareholders:

We are pleased to report that the year ended August 31, 1997 was one of strong growth for the financial markets and for the American Performance Funds. During the period, the Dow Jones Industrial Average roared 2000 points higher and broke through 8000. While bonds surged, steady growth and benign inflation also pleased fixed income investors.

With unemployment hitting record lows, much of the activity in the financial markets was fueled by individual investors who continued to invest in mutual funds steadily throughout the year. As a result, many fund groups experienced unprecedented growth--and we are very pleased to report that our fund family was one of them. It was in June of this year that net assets under management in the American Performance Funds rose to over $1 billion.

New Equity Fund to be Launched

We are also pleased to report that in our continuing effort to meet the needs of our investors, the American Performance Growth Equity Fund will be available this fall. Investing primarily in large mid-cap and large-cap companies with solid records of earnings growth and the potential for more, the fund is intended to meet the needs of growth investors with a moderate tolerance for risk. For more information and a prospectus on this Fund, or any other American Performance Fund, please call us at 1-800-762-7085.

Taking the Long-term Perspective

Clearly, it has been a very dramatic and rewarding year for stock investors. According to some experts, the bull may not have breathed his last breath. Others point out that the market has been moving steadily higher for over seven years, making this the longest sustained expansion in U.S. history. If nothing else, the bull could drop dead from simple exhaustion. The truth is, no one knows exactly what lies ahead.

Nevertheless, there are several very practical things you can do to help protect your assets. First and foremost, now is the time to review your time horizons. Historically, the markets have rewarded long-term investors--those with time horizons some ten to twelve years away--with the patience and fortitude to ride out volatile markets.

Second, consider your tolerance for risk and your expectations. While the past two years have been very profitable, there is little doubt that eventually the equity markets will revert to their long-term average return of approximately 10%. It may not occur today or even tomorrow, but it will happen. As a result, the market is likely to be extremely volatile in the interim--which may or may not be to your liking.

Finally it is important to realize that risk is reduced when your assets are spread across a variety of markets. Therefore, we believe that everyone should hold a mix of securities in their portfolios.

Introducing Foundations

Of course, allocating your assets properly across the spectrum of available opportunities can be a difficult process. That is why Bank of Oklahoma, N.A. and BOSC, Inc. have introduced FOUNDATIONS--an asset allocation wrap account designed to provide you with the benefits of diversification. Through this one account, you can invest in a range of stock, bond and money market mutual funds. To find out more about it, just speak to your BOSC financial consultants. They can introduce you to FOUNDATIONS and help you complete an investor profile. Or, you can call BOSC, Inc. at 1-800-364-1818.

In Closing . . .

We would like to thank you for your continued confidence in us. We look forward to providing you with superior investment management and service to help meet your investment needs now and in the future. If you would like a prospectus, have any questions or require any assistance, please call us at 1-800-762-7085.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
American Performance Funds

--------------------------------------------------------------------------------
Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED nor are they insured by any other government agency. An investment in the funds involves investment risk, including possible loss of principal.

For more complete information on any of the American Performance Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a free prospectus. Please read the prospectus carefully before investing or sending money.

LETTER FROM THE INVESTMENT ADVISOR

Dear Shareholders:

Surprise! Surprise! Surprise! This U.S. economy continues to shock the bulls and the bears (including Alan Greenspan, Chairman of the Federal Reserve) in the financial markets. Just look at the recent inflation data. Inflation pressures are actually declining in the seventh year of a U.S. economic expansion. Traditionally, inflation has increased hand-in-hand with economic growth--this recent turn of events is absolutely without precedent in U.S. economic history.

Despite growth at a rate well above the Federal Reserve target of 2.5%, the Consumer Price Index (CPI)/1/ has risen just 2.2% during the past 12 months. Moreover, wholesale prices, as measured by the Producer Price Index (PPI)/2/, have declined during the past six-months ended June 1997, something which has never happened in the 50 years of history in the index. Gold prices have also plunged. So what does declining inflation mean? In short, you may have another chance to refinance your 7% mortgage in the not too distant future.

THE POWER OF THE UNEXPECTED

Low interest rates and declining inflation add up to a very positive climate for stocks and bonds. In fact, for stock investors, it cannot get any better than this, and that is a big concern. After two years of soaring valuations and record breaking corporate profits, expectations are extraordinarily high-- and so is the possibility of disappointment. Given the intensity of global competition, corporations' pricing powers have diminished. In addition, the strength of the U.S. dollar has increased the cost of U.S. goods abroad which may significantly impact the balance sheets of multinationals in the months ahead.

Moreover, while the Fed has endorsed the concept of inflation-less growth and opted to hold off any action, the stock market is watching interest rates very closely. Valuations of equities do not appear to pose undue risk as interest rates continue their long-term downward trend. Should they move in the other direction, however, the situation could change dramatically.

Given all of this, however, it is very hard not to like the prospects for the U.S. equity market in the months ahead. As long as corporate earnings are solid, interest rates are low and inflation is controlled, the bull market should remain intact. This does not mean that the market will not find itself overextended occasionally. Therefore, temporary sell-offs, which help refresh the market, are important for its long-term health.

WHAT'S GOOD FOR STOCKS . . .

Under the circumstances, the first eight months of 1997 were good ones that should have been much better for the fixed-income markets. The economy appears to be in balance. The Federal Reserve is pleased and will likely keep monetary policy on hold for the remainder of the year. And in the stable interest rate environment of the period, corporate bonds, mortgage-backed securities, asset-backs and collateralized mortgage obligations outperformed U.S. Treasuries. Nonetheless, given the positives, the markets could have done better. Of course, there are some risks on the horizon; concern over wage inflation and stronger overseas growth are chief among them. As always, any dramatic acceleration in economic growth might trigger Fed action.

/1/The Consumer Price Index (CPI) is a measure of the average change in prices over time in a fixed market basket of goods and services. The CPI is used as an indication of inflation and deflation of other economic series, and as an escalator for economic points.

/2/The Producer Price Index (PPI) measures changes in the average prices of goods received by producers of commodities and all stages of processing, in primary or wholesale markets. It measures the change in prices paid by businesses rather than by consumers.

-------------------------------------------------------------------------------

ENJOY THE RIDE

All in all, however, our outlook for the financial markets in the coming months is optimistic. A major increase in bond yields is unlikely. Consequently, bond investors should maintain average benchmark durations while overweighing investment grade corporate bonds, asset-backed and mortgage-backed securities.

With regard to the stock market, we expect to remain positive until we see a change in the conditions which brought us this strong bull market. Key, of course to the market's direction, will be the direction of inflation, interest-rates and corporate profits. Equity valuations may be somewhat overextended from time-to-time, but that should not be considered unusual given the giant sweet spot that the economy and financial markets are enjoying. Our advice continues to be sit back and enjoy the ride.

Sincerely,

/s/ James L. Huntzinger

James L. Huntzinger
Bank of Oklahoma, N.A.

-------------------------------------------------------------------------------

                      [This Page Intentionally Left Blank]




--------------------------------------------------------------------------------

AMERICAN PERFORMANCE AGGRESSIVE GROWTH FUND

The year ended August 31, 1997 was a very frustrating one for small capitalization growth investors. Market averages soared, but most of the gains were experienced by the biggest and best known names. Moreover, as valuations moved higher, more investors sought the liquidity and safety of the big names. Quality small-cap stocks were overlooked in the headlong rush to the "Nifty Fifty".

Investing primarily in small-cap growth stocks, the Fund's performance suffered as many of our holdings simply wilted from neglect. In late spring, the tide began to turn somewhat and small-cap growth stocks began to rebound. Nonetheless, the lackluster performance of the group in the first half of the period hurt the Fund's performance. For the year ended August 31, 1997, the Fund produced a total return of 15.90% (without the sales charge)+, versus a return of 28.95% for the Russell 2000, which is heavily weighted in value-oriented small-cap stocks.

A QUIET REBOUND

Regardless of market sentiment, the fundamentals of the small-cap growth sector are very strong. Long-term growth prospects are very bright, and, after two years of neglect, valuations are very low in comparison with larger capitalization stocks. Given the heady levels of the stock market, investors may likely continue taking comfort in owning the big names in the months ahead.

Consequently, while we are optimistic about the prospects for small-cap growth stocks, we do not expect investors to stampede in their direction. More likely is the possibility that the quiet rebound which began in April will continue, and small-cap growth stocks should hold their own in the coming months.

As of August 31, 1997, the top five holdings in the Fund's portfolio were Semtech Corp. (3.8% of the Fund's net assets), Cisco Systems, Inc. (3.4%), Petco (3.3%), QLogic Corp. (3.2%) and Paychex, Inc. (3.0%).++

 + With the maximum sales charge of 4.00%, the Fund's total return was 11.26%.

++ The composition of the Fund's portfolio is subject to change.

-------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                            Aggressive Growth Fund
                         Value of a $10,000 Investment


             Aggressive Growth Fund     Aggressive Growth Fund     Russell 2000 Stock Index
                  (No Load)                    (Load)
--------------------------------------------------------------------------------------------
02/03/92           10,000                        9,597                    10,000
--------------------------------------------------------------------------------------------
08/31/92            8,398                        8,059                     9,052
--------------------------------------------------------------------------------------------
08/31/93           12,000                       11,516                    11,992
--------------------------------------------------------------------------------------------
08/31/94           12,030                       11,545                    12,704
--------------------------------------------------------------------------------------------
08/31/95           16,364                       15,704                    15,345
--------------------------------------------------------------------------------------------
08/31/96           16,654                       15,983                    17,510
--------------------------------------------------------------------------------------------
08/31/97           19,302                       18,524                    22,581
--------------------------------------------------------------------------------------------


---------------------------------------------------------
             Average Annual Total Return
---------------------------------------------------------

                                         Since Inception
08/31/97         1 Year      5 Year         (2/3/92)
No Load         15.90%      18.11%          12.51%
                -----------------------------------------
Load*           11.26%      17.15%          11.68%
                -----------------------------------------

*Reflects 4.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Aggressive Growth Fund's performance is compared to the Russell 2000 Stock Index, which represents domestically traded stocks of small-to-mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Small capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and by definition, are not as well established as "blue chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility then stocks on average.

AMERICAN PERFORMANCE EQUITY FUND

While the stock market roared to record highs during the year ended August 31, 1997, the advance was a relatively narrow one. Investors clearly preferred large capitalization stocks--for their liquidity and comfort--almost to the exclusion of all others.

Heavily weighted in the large-cap sector, the Fund performed very well indeed. While holdings in all industries made contributions to performance, two of the portfolio's strongest performers were Microsoft (2.2% of the Fund's net assets) and Intel Corp. (3.0%). Both doubled over the course of the year. Consequently, for the year ended August 31, 1997, the Fund produced a total return of 40.23% (without the sales charge)+, finishing just a hair behind the S&P 500 Index which returned 40.62% for the same period.

ARE THE BULLS EXHAUSTED?

Clearly, the easy money has been made and many stocks are now fairly to somewhat overvalued. Nevertheless, the underlying trends--modest growth, little inflation and low interest rates--are still intact. In addition, while corporate profits are unlikely to grow at the same rapid pace of the past two years, they are still growing. As a result, there is little reason to believe that a bear market lurks right around the corner.

There is, however, reason for caution. As valuations have risen, so have investor expectations and risk. The chances of disappointment are also higher. As a result, while we remain bullish on the market's prospects for the months ahead, we also expect the environment to be more volatile.

As of August 31, 1997, the top five holdings in the Fund's portfolio were Intel Corp. (3.0% of the Fund's net assets), Hartford Financial Svc. (2.8%), General Electric Co. (2.6%), Coca-Cola (2.4%) and Royal Dutch Petroleum-NY Shares (2.2%).++

 + With the maximum sales charge of 4.00%, the Fund's total return was 34.64%.

++  The composition of the Fund's portfolio is subject to change.

-------------------------------------------------------------------------------

                                  Equity Fund
                             [CHART APPEARS HERE]
Value of a $10,000 Investment


                    Equity      Equity*       S&P 500
                    ------      ------        -------
9/28/90             10,000       9,597        10,000

8/31/91             12,457      11,955        13,345

8/31/92             11,961      11,749        14,406

8/31/93             13,770      13,215        16,586

8/31/94             14,411      13,830        17,491

8/31/95             17,256      16,561        21,243

8/31/96             20,453      19,629        25,216

8/31/97             28,681      27,526        35,459

                          Average Annual Total Return
        ---------------------------------------------------------------
                                          Since Inception
        8/31/97               1 Year    5 Year       (9/28/90)
        ---------------------------------------------------------------
        No-Load               40.23%    19.12%         16.42%
        Load*                 34.64%    18.15%         15.73%


* Reflects 4.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index widely used to represent the performance of the U.S. stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.





--------------------------------------------------------------------------------

AMERICAN PERFORMANCE BALANCED FUND

Asset allocation was the key to the Fund's solid performance during the year ended August 31, 1997. As the period began, the Fund's exposure in the stock market was decreased by some 5% and then, several months later, reinvested. Consequently, the Fund captured a lion's share of the rally in early spring-- without suffering in the winter consolidation. Moreover, with some 11% of its assets invested in small-cap stocks, the Fund benefited handsomely as the sector rebounded in early spring.

The fixed-income portion of the portfolio also did well. Given the stable interest rate environment, the Fund was overweighted in asset-backed and mortgage-backed securities during the period. In addition to producing strong yields, these securities--unlike most other fixed-income investments-- appreciated in price over the course of the year. As a result, for the year ended August 31, 1997, the Fund produced a total return of 26.33% (without the sales charge)+. In comparison, the S&P 500 rose 40.62%, while Salomon Brothers Broad (Investment Grade) Bond Index gained 10.00%.

WEIGHTED FOR GROWTH

At the end of the period, the portfolio remained heavily weighted towards stocks. There are still many undiscovered values in the small-cap sector. Large-cap stocks should also continue to perform well--while earnings are slowing, they are still attractive. At the same time, however, we expect to see companies that disappoint investors, or simply fall short of expectations to be treated very harshly. As we have seen recently, their industries or sectors may suffer as well for a day or two by association. As a result, the market may be somewhat choppy in the months ahead.

On August 31, 1997, approximately 61% of the Fund's net assets were invested in stocks, 18% in bonds, 16% in government agencies and treasuries and 5% in cash or cash equivalents. The average maturity of the Fund's fixed income holdings was 5.6 years; the average credit quality was AAA. The top five equity holdings in the portfolio were Hartford Financial Services Group (2.3% of the Fund's net assets), Intel Corp. (1.9%), Coca-Cola Co. (1.7%), General Electric Co. (1.7%) and Microsoft Corp. (1.5%).++

 + With the maximum sales charge of 4.00%, the Fund's total return was 21.28%.

++ The composition of the Fund's portfolio is subject to change.

-------------------------------------------------------------------------------

                                Balanced Fund

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------------------
Date            Balanced          Balanced        S&P 500        Salomon Brothers Broad
             Fund (No-Load)     Fund (Load)*    Stock Index   (Investment Grade) Bond Index
--------------------------------------------------------------------------------------------
6/1/95          10,000              9,597          10,000                 10,000
--------------------------------------------------------------------------------------------
8/31/95         10,698             10,266          10,361                 10,165
--------------------------------------------------------------------------------------------
8/31/96         11,860             11,382          12,299                 10,584
--------------------------------------------------------------------------------------------
8/31/97         14,983             14,379          17,295                 11,642
--------------------------------------------------------------------------------------------

---------------------------------------------
Average Annual Total Return
---------------------------------------------
                              Since Inception
8/31/97         1 Year          (6/1/95)
---------------------------------------------
No-Load         26.33%          19.64%
---------------------------------------------
Load*           21.28%          17.48%
---------------------------------------------


* Reflects 4.00% Maximum Sales Charge

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative of the performance of the U.S. stock market as a whole, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

AMERICAN PERFORMANCE BOND FUNDS

Moderate economic growth and benign inflation made the year ended August 31, 1997 a good one for fixed-income investors. Early in the period, reports of stronger-than-expected growth led investors to anticipate Federal Reserve action to dampen inflationary pressures that have historically accompanied strong growth. After one very small move in early spring, however, the Federal Reserve decided to sit tight. Inflation was not increasing significantly. Instead, evidence of deflation appeared.

In fact, over the first seven months of 1997, the Producer Price Index, a leading indicator of inflation, declined. Many believed that global competition and enhanced productivity were working to keep prices in check. Whatever the reason, despite high growth numbers, inflation was clearly not a problem. As a result, investor anxiety dissipated and interest rates traded within a relatively narrow range during the second half of the period. Given this, we focused our efforts on yield enhancement rather than price appreciation during the period.

OVERLOOKED AND UNDERVALUED

Until there is a significant change in the underlying fundamentals of our economy or with regard to inflation, we expect rates to trade in a narrow range and the markets to be relatively stable. Nonetheless, we are very optimistic about the prospects for the months ahead. At current rates, bonds are now very attractive--a fact that has been overlooked as all eyes have focused on the recent ups and downs of the stock market.

Moreover, as the economy slows in coming months, stocks may grow more volatile which could make the bond market even more attractive.

-------------------------------------------------------------------------------

AMERICAN PERFORMANCE BOND FUND

With rates trading within a narrow range, opportunities for price appreciation were few and far between during the period. Consequently, to enhance yield, holdings in treasury securities (traditionally, lackluster performers in calm markets) were decreased in favor of mortgage-backed and asset-backed securities. Generally, in stable rate environments, prepayment risks have evaporated and these two vehicles have performed well.

As a result, for the year ended August 31, 1997, the Fund posted a total return of 10.03% (without the sales charge)+, beating its benchmark, Salomon Brothers Broad (Investment Grade) Bond Index, which posted a return of 10.00%.

At the end of the period, approximately 37% of the Fund's net assets were invested in corporate bonds, 34% in asset-backed and mortgage-backed securities, 23% in treasury and agency-related securities, 4% in municipal bonds with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was 8.68 years; the average credit quality was AA1.++

 +  With the maximum sales charge of 4.00%, the Fund's total return was 5.68%.

++ The composition of the Fund's portfolio is subject to change.

                           [LINE GRAPH APPEARS HERE]

                                   Bond Fund

-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------

                                                    Salomon Brothers Broad
              Bond Fund          Bond Fund          (Investment Grade) Bond
  DATE        (No-Load)          (Load)*                     Index
  ----        ---------          ---------          -----------------------
 9/28/90       10,000              9,597                     10,000
 8/31/91       11,312             10,856                     11,365
 8/31/92       12,750             12,236                     12,134
 8/31/93       14,248             13,675                     14,354
 8/31/94       13,975             13,412                     14,146
 8/31/95       15,122             14,513                     15,754
 8/31/96       15,552             14,925                     16,403
 8/31/97       17,111             16,422                     18,043

                              --------------------------------------------------
                                          Average Annual Total Return
                              --------------------------------------------------
                                                                Since Inception
                               8/31/97       1 Year    5 Year      (9/28/90)
                              --------------------------------------------------
                               No-Load       10.03%     6.06%        8.06%
                               Load*          5.68%     5.19%        7.42%
-------------------------------------------------------------------------------

* Reflects 4.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investments return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.


-------------------------------------------------------------------------------

AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

In the relatively calm fixed-income markets of the period, treasury securities wilted and mortgage-backed and asset-backed securities flourished as prepayment risk dissipated. Consequently, with very little invested in treasury securities and a sizable commitment to the mortgage-backed and asset-backed sectors throughout much of the year, the Fund was positioned to profit--and it did.

For the year ended August 31, 1997, the Fund produced a total return of 8.38% (without the sales charge)+, keeping pace with its benchmark, Lehman Brothers Intermediate Government/Corporate Bond Index, which returned 8.44%.

As of the same date, approximately 30% of the Fund's net assets were invested in corporate bonds, 28% in treasuries and government agencies, 24% in mortgage-related securities, 14% in asset-backed securities, 3% in municipal bonds, with the remainder held in cash and cash equivalents. The average maturity of the Fund's portfolio was 4.83 years; the average credit quality of the portfolio's holdings was AA1.++

 +  With the maximum sales charge of 3.00%, the Fund's total return was 5.12%.

++ The composition of the Fund's portfolio is subject to change.

                           [LINE CHART APPEARS HERE]
                            Intermediate Bond Fund
                         Value of a $10,000 Investment

             Intermediate Bond      Intermediate Bond     Lehman Brothers Inter.
Date          Fund (No-Load)         Fund (Load)*         Govt./Corp. Bond Index
--------------------------------------------------------------------------------
9/28/90           10,000                  9,699                  10,000
8/31/91           11,142                 10,807                  11,194
8/31/92           12,525                 12,148                  12,663
8/31/93           13,657                 13,247                  13,825
8/31/94           13,502                 13,096                  13,776
8/31/95           14,422                 13,988                  15,079
8/31/96           14,914                 14,466                  15,747
8/31/97           16,163                 15,678                  17,076

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          Average Annual Total Return
-------------------------------------------------------------------------------
                                                             Since Inception
8/31/97                              1 Year       5 Year        (9/28/90)
-------------------------------------------------------------------------------
No-Load                               8.38%        5.23%          7.17%
                                     ------------------------------------------
Load*                                 5.12%        4.59%          6.70%
-------------------------------------------------------------------------------

*  Reflects 3.00% Maximum Sales Charge.

Past Performance is not predictive of future results. The investment return and NAB will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fee. The Fund's performance reflects the deduction of fees for these-added services.

AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

Clearly, given the climate in the fixed-income markets, the more solid yield vehicles a portfolio held, the better it would do--and few investors were unaware of this during the period. As a result, value was often scarce and sought by many--particularly in the shorter-term markets.

Nonetheless, focusing on the asset-backed and mortgage-backed sectors, exposures were increased whenever the opportunity arose to do so.
Consequently, while our portfolio did hold treasuries, it still performed well. For the year ended August 31, 1997, the Fund produced a total return of 7.85% (without the sales charge)+. In comparison, the Merrill Lynch U.S. Government/Corporate 1--5 Year Index rose 7.62%.

As of the same date, approximately 46% of the Fund's net assets were invested in asset-backs and mortgage-backs, 34% in government agencies, 9% in treasury securities, 9% in corporate bonds and 2% in cash or cash equivalents. The average maturity of the Fund's portfolio was 2.54 years; the average credit quality of the portfolio's holdings was AAA.++

 +  With the maximum sales charge of 2.00%, the Fund's total return was 5.68%.

++ The composition of the Fund's portfolio is subject to change.


                            Short-Term Income Fund

-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                            Merrill-Lynch U.S.
            Short-Term Income       Short-Term Income       Govt./Corp. 1-5 yr.
  DATE      Fund (No-Load)          Fund (Load)*                  Index
  ----      -----------------       -----------------       -------------------
10/19/94         10,000                     9,804                  10,000
 8/31/95         10,481                    10,276                  10,879
 8/31/96         10,967                    10,752                  11,418
 8/31/97         11,828                    11,596                  12,288
-------------------------------------------------------------------------------

---------------------------------
   Average Annual Total Return
---------------------------------
                  Since Inception
8/31/97      1 Year    (10/19/94
---------------------------------
No-Load      7.85%      6.02%
            -------------------
Load*        5.68%      5.29%
            -------------------
---------------------------------

* Reflects 2.00% Maximum Sales Charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch U.S. Government/Corporate 1-5 Year Index, an unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.



-------------------------------------------------------------------------------

AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND/1/

The year ended August 31, 1997 was a very quiet one in the tax-free bond markets. Interest rates traded up and down in a very narrow range throughout most of the year, and the difference was seldom enough to make the chase worthwhile. Lack of supply, too, made it difficult to respond to changes in the environment.

Still waters did run deep, however, and over the course of the year, the tax-free bonds did relatively well in comparison to the treasury market. Moreover, with its emphasis on yield, the Fund was reasonably well-positioned. Consequently, for the year ended August 31, 1997, the Fund produced a total return of 6.79% (without sales charge)+, versus 9.24% for the Fund's benchmark, the Lehman Brothers Municipal Bond Index.

WHEN THE THRILL IS GONE . . .

Few investments could compete with stocks on returns or sheer excitement during the past year. Yet, as stock valuations rose, volatility increased and interest rates leveled off. Fixed-income investments--particularly tax-free investments--also grew more attractive.

Looking ahead, we expect this trend to continue. Much of the stock market's dramatic rise over the past year was fueled by baby boomers' sudden realization that retirement is just around the corner. The double digit returns on stocks will not last forever. Moreover, as this group rolls closer to retirement, their tolerance for risk is likely to decrease and appreciation of tax-free returns is likely to increase. Consequently, long-term, we are very optimistic about the prospects for the tax-free fixed income markets.

At the end of the period, approximately 98% of the Fund's net assets were invested in a laddered portfolio of securities issued by municipalities in some 20 states across the country, while the remainder of the Fund's net assets, approximately 2%,was held in cash and cash equivalents. The average credit quality of these securities was AA; the average maturity was 6.15 years.++

 /1/Some of the Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

 +  With the maximum sales charge of 3.00%, the Fund's total return was 3.55%.

++  The composition of the Fund's portfolio is subject to change.

-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

             Intermediate Tax-Free   Intermediate Tax-Free     Lehman Brothers
Date          Bond Fund (No-Load)      Bond Fund (Load)*    Municipal Bond Index
----          -------------------      -----------------    --------------------
5/29/92              10,000                   9,699                 10,000
8/31/92              10,314                  10,004                 10,347
8/31/93              11,506                  11,160                 11,636
8/31/94              11,709                  11,357                 11,652
8/31/95              12,601                  12,222                 12,685
8/31/96              13,065                  12,673                 13,480
8/31/97              13,952                  13,532                 14,726


--------------------------------------------------------------------------------
                          Average Annual Total Return
--------------------------------------------------------------------------------

                                              Since Inception
8/31/97            1 Year        5 Year          (5/29/92)
--------------------------------------------------------------------------------
No-Load             6.79%         6.23%            6.53%
Load*               3.55%         5.59%            5.92%
--------------------------------------------------------------------------------

*  Reflects 3.00% Maximum Sales Charge.

Past Performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index which is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

AMERICAN PERFORMANCE MONEY MARKET FUNDS*

THE U.S. TREASURY FUND

The year ended August 31, 1997 was a relatively quiet one in the money markets. As economic growth continued unabated, investors looked to the Federal Reserve to hike rates. After making one minor adjustment in the spring, the Fed opted to sit quietly on the sidelines and wait for solid evidence of increasing inflation to appear. Rather than rising, however, inflationary pressures declined throughout the second half of the year--and so did investors' anxiety.

We expect the markets to remain relatively stable and rates to trade in a narrow range in the months ahead. Given this environment, we will continue to focus our efforts on seeking out opportunities to enhance yield. Currently, the Fund is invested primarily in overnight securities--investments which offer solid yields and maximum flexibility.

THE CASH MANAGEMENT FUND

Surging economic growth and lower-than-expected inflation was a concern for the Federal Reserve during the year ended August 31, 1997. Throughout the period, productivity gains kept inflationary pressures in check. After one "pre-emptive action" at its meeting in March which raised short-term rates to 5.5%, the Fed declined to act. Subsequently, evidence of deflation appeared, and the Federal Reserve elected to put off any further action.

Throughout the period, efforts were focused on maintaining the Fund's flexibility and enhancing yields. As a result, assets were invested primarily in variable rate securities--which were strong performers in the stable rate environment of the past year. Because we do not expect any significant changes in interest rates in the near-term, we believe these securities should continue to do well and the portfolio is well-positioned for the months ahead.

* Investments in money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Funds will be able to maintain a stable NAV of $1.00 per share.

 Certain fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged. The American Performance Funds are distributed by BISYS Fund Services.

SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY OR ENDORSED BY BANK OF OKLAHOMA, N.A., ITS AFFILIATES OR THE DISTRIBUTOR, NOR ARE THEY INSURED BY THE FDIC OR ANY OTHER AGENCY.

For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. Please read the prospectus carefully before investing or sending money.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                          Independent Auditors' Report
                                    Page 20

                      Statements of Assets and Liabilities
                                    Page 21

                            Statements of Operations
                                    Page 23

                      Statements of Changes in Net Assets
                                    Page 25

                       Schedules of Portfolio Investments
                                    Page 30

                         Notes to Financial Statements
                                    Page 57

                              Financial Highlights
                                    Page 63

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of  the American Performance Funds:

We have audited the accompanying statements of assets and liabilities of the American Performance Funds--Cash Management Fund, U.S. Treasury Fund, Bond Fund, Intermediate Bond Fund, Equity Fund, Aggressive Growth Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund and Balanced Fund, including the schedules of portfolio investments, as of August 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the American Performance Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of August 31, 1997 by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the American Performance Funds at August 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick, LLP

Columbus, Ohio
October 17, 1997

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1997

                              CASH            U.S.                     INTERMEDIATE
                           MANAGEMENT       TREASURY         BOND          BOND
                              FUND            FUND           FUND          FUND
                          ------------    ------------    -----------  ------------
ASSETS:
 Investments, at value
  (Amortized cost
  $330,614,708;
  $74,220,320;
  $34,710,586; and
  $76,660,959;
  respectively).........  $330,614,708    $ 74,220,320    $35,161,971  $77,035,657
 Repurchase agreements,
  at value (Amortized
  cost $0; $225,454,069;
  $0; and $0;
  respectively).........            --     225,454,069             --           --
                          ------------    ------------    -----------  -----------
 Total Investments......   330,614,708     299,674,389     35,161,971   77,035,657
 Interest and dividends
  receivable............     2,228,238         103,798        506,115      730,616
 Prepaid expenses.......         4,081           2,674            374          709
                          ------------    ------------    -----------  -----------
   Total Assets.........   332,847,027     299,780,861     35,668,460   77,766,982
                          ------------    ------------    -----------  -----------
LIABILITIES:
 Dividends payable......     1,542,108       1,199,411        185,521      385,248
 Accrued expenses and
  other payables:
  Investment advisory
   fees.................       121,844          98,806         10,368       22,808
  Administration fees...         9,165           8,247            970        2,118
  12b-1 fees............            --              --          7,510       16,408
  Custodian, accounting
   and transfer agent
   fees.................        23,872          18,769          3,412        7,525
  Legal and audit fees..        34,392          19,746          3,934        8,342
  Other liabilities.....        20,236          11,452          2,594        5,981
                          ------------    ------------    -----------  -----------
   Total Liabilities....     1,751,617       1,356,431        214,309      448,430
                          ------------    ------------    -----------  -----------
COMPOSITION OF NET
 ASSETS:
 Capital................   331,100,389     298,381,287     35,446,230   77,707,080
 Undistributed
  (distributions in
  excess of)
  net investment income.        (4,977)             --         17,925      (19,520)
 Net unrealized
  appreciation
  (depreciation)
  on investments........            --              --        451,385      374,698
 Accumulated
  undistributed net
  realized gains
  (losses) on investment
  transactions..........            (2)         43,143       (461,389)    (743,706)
                          ------------    ------------    -----------  -----------
   Net Assets...........  $331,095,410    $298,424,430    $35,454,151  $77,318,552
                          ============    ============    ===========  ===========
 Shares of beneficial
  interest issued and
  outstanding...........   331,100,389     298,381,286      3,815,832    7,555,440
                          ============    ============    ===========  ===========
 Net asset value and
  redemption price per
  share:
  ($0.00001 par value
   per share, unlimited
   number of shares
   authorized)..........  $       1.00    $       1.00    $      9.29  $     10.23
                          ============    ============    ===========  ===========
 Maximum Sales Charge...            --              --           4.00%        3.00%
                          ============    ============    ===========  ===========
 Maximum Offering Price
  (100%/(100%-Maximum
  Sales Charge) of net
  asset value adjusted
  to nearest cent) per
  share.................  $       1.00(a) $       1.00(a) $      9.68  $     10.55
                          ============    ============    ===========  ===========

(a)Offering price and redemption price are the same for the Cash Management Fund and the U.S. Treasury Fund.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1997

                                                     INTERMEDIATE
                                        AGGRESSIVE     TAX-FREE    SHORT-TERM
                             EQUITY       GROWTH         BOND        INCOME      BALANCED
                              FUND         FUND          FUND         FUND         FUND
                          ------------  -----------  ------------  -----------  -----------
ASSETS:
 Investments, at value
  (Cost $128,057,189;
  $42,600,224;
  $26,078,600;
  $15,577,443, and
  $26,376,397,
  respectively).........  $170,734,597  $59,432,099  $26,994,181   $15,620,337  $30,333,101
 Interest and dividends
  receivable............       289,196       21,689      350,680       127,689      148,088
 Receivable for capital
  shares issued.........            --           --          702            --           --
 Receivable from brokers
  for investments sold..       271,031      320,964           --            --       47,716
 Prepaid expenses.......         1,229           --           --            --          225
                          ------------  -----------  -----------   -----------  -----------
   Total Assets.........   171,296,053   59,774,752   27,345,563    15,748,026   30,529,130
                          ------------  -----------  -----------   -----------  -----------
LIABILITIES:
 Dividends payable......       263,922           --      102,377        82,263      223,021
 Payable to brokers for
  investments purchased.            --      738,188      493,110            --       48,705
 Payable for capital
  shares redeemed.......            --           --      181,308            --           --
 Accrued expenses and
  other payables:
  Investment advisory
   fees.................        72,686       22,935        7,866            --           --
  Administration fees...         4,726        1,606          729           429          834
  12b-1 fees............        37,216       12,174           --            --           --
  Custodian, accounting
   and transfer agent
   fees.................        13,442        6,477        5,856           583          776
  Legal and audit fees..         9,644        4,319        3,296         3,107        2,955
  Other liabilities.....         7,890        7,024        7,212         3,434        4,183
                          ------------  -----------  -----------   -----------  -----------
   Total Liabilities....       409,526      792,723      801,754        89,816      280,474
                          ------------  -----------  -----------   -----------  -----------
COMPOSITION OF NET
 ASSETS:
 Capital................   110,007,181   36,413,912   25,472,900    15,652,900   24,008,296
 Undistributed
  (distributions in
  excess of) net
  investment income.....         2,135      (24,108)      15,281        (7,371)         684
 Net unrealized
  appreciation
  (depreciation) on
  investments...........    42,677,408   16,831,875      915,581        42,894    3,956,704
 Accumulated
  undistributed net
  realized gains
  (losses) on investment
  transactions..........    18,199,803    5,760,350      140,047       (30,213)   2,282,972
                          ------------  -----------  -----------   -----------  -----------
   Net Assets...........  $170,886,527  $58,982,029  $26,543,809   $15,658,210  $30,248,656
                          ============  ===========  ===========   ===========  ===========
 Shares of beneficial
  interest issued and
  outstanding...........     9,861,376    3,123,579    2,462,508     1,578,925    2,260,903
                          ============  ===========  ===========   ===========  ===========
 Net asset value and
  redemption price per
  share:
  ($0.00001 par value
   per share, unlimited
   number of shares
   authorized)..........  $      17.33  $     18.88  $     10.78   $      9.92  $     13.38
                          ============  ===========  ===========   ===========  ===========
 Maximum Sales Charge...          4.00%        4.00%        3.00%         2.00%        4.00%
                          ============  ===========  ===========   ===========  ===========
 Maximum Offering Price
  (100%/(100%-Maximum
  Sales Charge) of net
  asset value adjusted
  to nearest cent) per
  share.................  $      18.05  $     19.67  $     11.11   $     10.12  $     13.94
                          ============  ===========  ===========   ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997

                                 CASH         U.S.                  INTERMEDIATE
                              MANAGEMENT    TREASURY       BOND         BOND
                                 FUND         FUND         FUND         FUND
                              -----------  -----------  ----------  ------------
INVESTMENT INCOME:
 Interest income............  $20,869,655  $13,225,793  $2,352,446   $4,334,536
 Dividend income from
  affiliates................           --           --      24,571       36,266
                              -----------  -----------  ----------   ----------
   Total Income.............   20,869,655   13,225,793   2,377,017    4,370,802
                              -----------  -----------  ----------   ----------
EXPENSES:
 Investment advisory fees...    1,476,099      984,884     180,705      352,311
 Administration fees........      738,049      492,442      65,711      128,113
 12b-1 fees.................      922,562      615,553      82,138      160,141
 Custodian and accounting
  fees......................      194,217      137,602      25,043       46,683
 Transfer agent fees........       80,667       52,164       8,980       18,505
 Other expenses.............      171,799      111,457      12,039       18,432
                              -----------  -----------  ----------   ----------
   Total Expenses...........    3,583,393    2,394,102     374,616      724,185
 Expenses voluntarily
  reduced...................     (922,562)    (615,553)    (65,711)    (128,113)
                              -----------  -----------  ----------   ----------
   Net Expenses.............    2,660,831    1,778,549     308,905      596,072
                              -----------  -----------  ----------   ----------
 Net Investment Income......   18,208,824   11,447,244   2,068,112    3,774,730
                              -----------  -----------  ----------   ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains (losses)
  on investment
  transactions..............   (3,389,450)      43,118     125,155       86,579
 Change in unrealized
  appreciation/ depreciation
  on investments............           --           --     989,409    1,499,963
                              -----------  -----------  ----------   ----------
 Net realized/unrealized
  gains (losses) on
  investments...............   (3,389,450)      43,118   1,114,564    1,586,542
                              -----------  -----------  ----------   ----------
Change in net assets
 resulting from operations..  $14,819,374  $11,490,362  $3,182,676   $5,361,272
                              ===========  ===========  ==========   ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997

                                                   INTERMEDIATE
                                       AGGRESSIVE    TAX-FREE   SHORT-TERM
                            EQUITY       GROWTH        BOND       INCOME     BALANCED
                             FUND         FUND         FUND        FUND        FUND
                          -----------  ----------  ------------ ----------  ----------
INVESTMENT INCOME:
 Interest income........  $        --  $   36,021   $1,432,474  $  930,586  $  629,945
 Dividend income........    2,168,581      54,474       22,269          --     250,735
 Dividend income from
  affiliates............      173,743     145,940           --      21,588     102,243
                          -----------  ----------   ----------  ----------  ----------
   Total Income.........    2,342,324     236,435    1,454,743     952,174     982,923
                          -----------  ----------   ----------  ----------  ----------
EXPENSES:
 Investment advisory
  fees..................      833,640     311,656      149,771      80,882     196,422
 Administration fees....      241,635      90,335       54,462      29,412      53,087
 12b-1 fees.............      302,044     112,919       68,078      36,765      66,359
 Custodian and
  accounting fees.......       76,433      28,780       24,880      11,890      22,934
 Transfer agent fees....       28,836      16,918       12,892       2,941       6,258
 Other expenses.........       28,619      13,375       12,704       9,340      20,918
                          -----------  ----------   ----------  ----------  ----------
   Total Expenses.......    1,511,207     573,983      322,787     171,230     365,978
 Expenses voluntarily
  reduced...............     (229,554)    (85,818)    (122,540)   (122,059)   (270,744)
                          -----------  ----------   ----------  ----------  ----------
   Net Expenses.........    1,281,653     488,165      200,247      49,171      95,234
                          -----------  ----------   ----------  ----------  ----------
 Net Investment Income
  (loss)................    1,060,671    (251,730)   1,254,496     903,003     887,689
                          -----------  ----------   ----------  ----------  ----------
REALIZED/UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
 Net realized gains
  (losses) on investment
  transactions..........   20,769,620   6,976,334      192,740     (11,257)  2,584,874
 Change in unrealized
  appreciation/
  depreciation on
  investments...........   16,959,674   1,248,696      392,909     213,958   2,714,005
                          -----------  ----------   ----------  ----------  ----------
 Net realized/unrealized
  gains (losses) on
  investments...........   37,729,294   8,225,030      585,649     202,701   5,298,879
                          -----------  ----------   ----------  ----------  ----------
Change in net assets
 resulting from
 operations.............  $38,789,965  $7,973,300   $1,840,145  $1,105,704  $6,186,568
                          ===========  ==========   ==========  ==========  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                            CASH MANAGEMENT FUND           U.S. TREASURY FUND
                         ----------------------------  ----------------------------
                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                          AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                             1997           1996           1997           1996
                         -------------  -------------  -------------  -------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income. $  18,208,824  $  16,629,964  $  11,447,244  $   9,496,787
  Net realized gains
   (losses) on
   investment
   transactions.........    (3,389,450)         4,936         43,118          2,588
                         -------------  -------------  -------------  -------------
 Change in net assets
  resulting from
  operations............    14,819,374     16,634,900     11,490,362      9,499,375
                         -------------  -------------  -------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income...............   (18,208,824)   (16,629,964)   (11,447,244)    (9,496,787)
  From net realized
   gains................       (10,335)        (4,771)            --         (2,588)
  In excess of net
   realized gains.......            --             --             --           (130)
                         -------------  -------------  -------------  -------------
 Change in net assets
  from shareholder
  distributions.........   (18,219,159)   (16,634,735)   (11,447,244)    (9,499,505)
                         -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...............   918,306,763    943,474,078    722,431,270    439,883,580
  Dividends reinvested..        35,242         47,735         28,693         26,913
  Cost of shares
   redeemed.............  (963,038,828)  (762,531,473)  (641,485,064)  (409,510,632)
                         -------------  -------------  -------------  -------------
 Change in net assets
  from share
  transactions..........   (44,696,823)   180,990,340     80,974,899     30,399,861
                         -------------  -------------  -------------  -------------
 Capital Contribution...     3,394,524             --             --             --
                         -------------  -------------  -------------  -------------
 Change in net assets...   (44,702,084)   180,990,505     81,018,017     30,399,731
NET ASSETS:
  Beginning of period...   375,797,494    194,806,989    217,406,413    187,006,682
                         -------------  -------------  -------------  -------------
  End of period......... $ 331,095,410  $ 375,797,494  $ 298,424,430  $ 217,406,413
                         =============  =============  =============  =============
SHARE TRANSACTIONS:
  Issued................   918,306,763    943,474,078    722,431,270    439,883,580
  Reinvested............        35,242         47,735         28,693         26,913
  Redeemed..............  (963,038,828)  (762,531,473)  (641,485,064)  (409,510,632)
                         -------------  -------------  -------------  -------------
 Change in shares.......   (44,696,823)   180,990,340     80,974,899     30,399,861
                         =============  =============  =============  =============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                     BOND FUND            INTERMEDIATE BOND FUND
                             --------------------------  --------------------------
                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                              AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                 1997          1996          1997          1996
                             ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....  $  2,068,112  $  2,249,542  $  3,774,730  $  3,801,019
  Net realized gains
   (losses) on investment
   transactions............       125,155      (138,651)       86,579         2,959
  Net change in unrealized
   appreciation/depreciation
   on investments..........       989,409    (1,023,947)    1,499,963    (1,503,165)
                             ------------  ------------  ------------  ------------
 Change in net assets
  resulting from
  operations...............     3,182,676     1,086,944     5,361,272     2,300,813
                             ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income..................    (2,068,112)   (2,241,663)   (3,774,730)   (3,801,019)
  Return of capital........            --        (7,879)           --            --
                             ------------  ------------  ------------  ------------
 Change in net assets from
  shareholder
  distributions............    (2,068,112)   (2,249,542)   (3,774,730)   (3,801,019)
                             ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued..................    10,459,668     8,439,328    27,373,484    11,734,840
  Dividends reinvested.....     1,376,877     1,656,562     1,590,744     1,824,959
  Cost of shares redeemed..   (10,303,647)  (13,419,791)  (16,320,024)  (23,366,575)
                             ------------  ------------  ------------  ------------
 Change in net assets from
  share transactions.......     1,532,898    (3,323,901)   12,644,204    (9,806,776)
                             ------------  ------------  ------------  ------------
 Change in net assets......     2,647,462    (4,486,499)   14,230,746   (11,306,982)
NET ASSETS:
  Beginning of period......    32,806,689    37,293,188    63,087,806    74,394,788
                             ------------  ------------  ------------  ------------
  End of period............  $ 35,454,151  $ 32,806,689  $ 77,318,552  $ 63,087,806
                             ============  ============  ============  ============
SHARE TRANSACTIONS:
  Issued...................     1,139,743       910,369     2,699,433     1,150,312
  Reinvested...............       150,226       177,989       156,695       178,100
  Redeemed.................    (1,122,919)   (1,454,954)   (1,606,065)   (2,275,525)
                             ------------  ------------  ------------  ------------
 Change in shares..........       167,050      (366,596)    1,250,063      (947,113)
                             ============  ============  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                EQUITY FUND           AGGRESSIVE GROWTH FUND
                         --------------------------  -------------------------
                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                          AUGUST 31,    AUGUST 31,    AUGUST 31,   AUGUST 31,
                             1997          1996          1997         1996
                         ------------  ------------  ------------  -----------
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
  Net investment income
   (loss)............... $  1,060,671  $  1,099,190  $   (251,730) $  (140,144)
  Net realized gains
   (losses) on invest-
   ment transactions....   20,769,620     7,922,697     6,976,334      902,632
  Net change in
   unrealized apprecia-
   tion/ depreciation on
   investments..........   16,959,674     4,300,120     1,248,696     (341,433)
                         ------------  ------------  ------------  -----------
 Change in net assets
  resulting from opera-
  tions.................   38,789,965    13,322,007     7,973,300      421,055
                         ------------  ------------  ------------  -----------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
  From net investment
   income...............   (1,056,737)   (1,099,190)           --           --
  In excess of net in-
   vestment income......      (41,770)      (13,132)           --           --
  From net realized
   gains................   (8,951,022)   (3,660,781)           --     (660,090)
                         ------------  ------------  ------------  -----------
 Change in net assets
  from shareholder dis-
  tributions............  (10,049,529)   (4,773,103)           --     (660,090)
                         ------------  ------------  ------------  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...............   64,396,719    14,184,214    20,084,258   14,359,199
  Dividends reinvested..    9,491,947     4,255,911            --      656,962
  Cost of shares re-
   deemed...............  (18,094,633)  (17,034,652)  (12,353,220)  (9,507,747)
                         ------------  ------------  ------------  -----------
 Change in net assets
  from share transac-
  tions.................   55,794,033     1,405,473     7,731,038    5,508,414
                         ------------  ------------  ------------  -----------
 Change in net assets...   84,534,469     9,954,377    15,704,338    5,269,379
NET ASSETS:
  Beginning of period...   86,352,058    76,397,681    43,277,691   38,008,312
                         ------------  ------------  ------------  -----------
  End of period......... $170,886,527  $ 86,352,058  $ 58,982,029  $43,277,691
                         ============  ============  ============  ===========
SHARE TRANSACTIONS:
  Issued................    4,071,242     1,049,725     1,209,715      858,255
  Reinvested............      671,632       330,316            --       43,278
  Redeemed..............   (1,171,162)   (1,288,822)     (742,123)    (575,883)
                         ------------  ------------  ------------  -----------
 Change in shares.......    3,571,712        91,219       467,592      325,650
                         ============  ============  ============  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  INTERMEDIATE
                                    TAX-FREE                 SHORT-TERM
                                    BOND FUND                INCOME FUND
                             ------------------------  ------------------------
                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                             AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                                1997         1996         1997         1996
                             -----------  -----------  -----------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..... $ 1,254,496  $ 1,324,186  $   903,003  $   706,318
  Net realized gains
   (losses) on investment
   transactions.............     192,740      126,926      (11,257)      17,326
  Net change in unrealized
   appreciation/depreciation
   on investments...........     392,909     (356,637)     213,958     (219,607)
                             -----------  -----------  -----------  -----------
 Change in net assets
  resulting from operations.   1,840,145    1,094,475    1,105,704      504,037
                             -----------  -----------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income...................  (1,254,496)  (1,324,186)    (905,088)    (706,318)
  In excess of net
   investment income........          --           --      (12,226)          --
  From net realized gains...          --           --           --      (17,326)
  In excess of net realized
   gains....................          --           --       (1,214)      (6,388)
                             -----------  -----------  -----------  -----------
 Change in net assets from
  shareholder distributions.  (1,254,496)  (1,324,186)    (918,528)    (730,032)
                             -----------  -----------  -----------  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...................   3,343,263   10,599,186    4,027,197    6,885,605
  Dividends reinvested......     240,397      263,588      498,838      309,680
  Cost of shares redeemed...  (8,661,943)  (7,710,967)  (3,454,384)  (2,798,266)
                             -----------  -----------  -----------  -----------
 Change in net assets from
  share transactions........  (5,078,283)   3,151,807    1,071,651    4,397,019
                             -----------  -----------  -----------  -----------
 Change in net assets.......  (4,492,634)   2,922,096    1,258,827    4,171,024
NET ASSETS:
  Beginning of period.......  31,036,443   28,114,347   14,399,383   10,228,359
                             -----------  -----------  -----------  -----------
  End of period............. $26,543,809  $31,036,443  $15,658,210  $14,399,383
                             ===========  ===========  ===========  ===========
SHARE TRANSACTIONS:
  Issued....................     311,848      993,632      408,000      693,519
  Reinvested................      22,503       24,687       50,561       31,150
  Redeemed..................    (806,989)    (719,169)    (349,764)    (282,145)
                             -----------  -----------  -----------  -----------
 Change in shares...........    (472,638)     299,150      108,797      442,524
                             ===========  ===========  ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           BALANCED FUND
                                                      ------------------------
                                                      YEAR ENDED   YEAR ENDED
                                                      AUGUST 31,   AUGUST 31,
                                                         1997         1996
                                                      -----------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............................. $   887,689  $   660,017
  Net realized gains (losses) on investment transac-
   tions.............................................   2,584,874      675,617
  Net change in unrealized appreciation/depreciation
   on investments....................................   2,714,005      535,215
                                                      -----------  -----------
 Change in net assets resulting from operations......   6,186,568    1,870,849
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........................    (890,051)    (658,319)
  In excess of net investment income.................      (3,789)          --
  From net realized gains............................    (752,189)    (216,777)
                                                      -----------  -----------
 Change in net assets from shareholder distributions.  (1,646,029)    (875,096)
                                                      -----------  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........................   6,085,133    9,567,734
  Dividends reinvested...............................   1,610,401      777,333
  Cost of shares redeemed............................  (4,579,846)  (1,590,246)
                                                      -----------  -----------
 Change in net assets from share transactions........   3,115,688    8,754,821
                                                      -----------  -----------
 Change in net assets................................   7,656,227    9,750,574
NET ASSETS:
  Beginning of period................................  22,592,429   12,841,855
                                                      -----------  -----------
  End of period...................................... $30,248,656  $22,592,429
                                                      ===========  ===========
SHARE TRANSACTIONS:
  Issued.............................................     502,409      863,012
  Reinvested.........................................     134,601       69,985
  Redeemed...........................................    (378,764)    (139,704)
                                                      -----------  -----------
 Change in shares....................................     258,246      793,293
                                                      ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                       Schedule of Portfolio Investments
                                August 31, 1997


  Principal                    Security                      Amortized
    Amount                    Description                      Cost
---------------  --------------------------------------   ----------------
Bankers' Acceptances (14.1%):
$   10,000,000   Bank of Tokyo-Mitsubishi, New York,
                    5.65%, 10/1/97....................    $     9,953,500
    10,000,000   General Electric Capital Corp.,
                    5.67%*, 10/17/97..................         10,000,000
    10,000,000   Industrial Bank of Japan, New York,
                    5.62%, 10/16/97...................          9,930,500
     7,000,000   Sanwa Bank, New York, 5.68%, 10/7/97.          6,960,800
    10,000,000   Sumitomo Louisiana, 5.62%, 10/10/97..          9,939,658
                                                          ---------------
   Total Bankers' Acceptances (amortized cost
      $46,784,458)                                            46,784,458
                                                          ---------------
Certificates of Deposit (32.9%):
Domestic (12.1%):
    10,000,000   Banco Popular, 5.75%*, 10/8/97.......         10,000,000
    10,000,000   CoreStates Bank, 5.69%*, 10/10/97....         10,000,000
    10,000,000   Mellon Bank, 5.75%*, 9/16/97.........         10,000,000
    10,000,000   U.S. National Bank of Oregon,
                    5.66%*, 9/22/97...................          9,995,656
                                                          ---------------
                                                               39,995,656
                                                          ---------------
Yankee (20.8%):
    10,000,000   Banca CRT, 5.75%*, 10/22/97..........         10,000,000
    10,000,000   Christiania Bank, 5.65%*, 9/30/97....         10,000,000
    19,000,000   Dai-Ichi Kangyo Bank Ltd., London,
                    5.72%*, 11/12/97..................         19,000,000
    10,000,000   Norinchukin Bank, 5.73%, 11/12/97....         10,000,000
    10,000,000   Postipankki, Ltd., 5.77%*, 9/8/97....         10,000,000
    10,000,000   Sanitary Paolo Bank, 5.66%*, 11/28/97         10,000,000
                                                          ---------------
                                                               69,000,000
                                                          ---------------
   Total Certificates of Deposit (amortized cost
      $108,995,656)                                           108,995,656
                                                          ---------------
Medium Term Notes (23.0%):
Banking (6.1%):
    10,000,000   First USA, 6.08%*, 9/17/97...........         10,036,079
    10,000,000   Fleet Financial, 5.85%*, 11/13/97....         10,005,824
                                                          ---------------
                                                               20,041,903
                                                          ---------------

Brokerage Services (3.0%):
$   10,000,000   Merrill Lynch & Co., Inc., 5.74%*,
                    9/3/97............................    $     9,999,015
                                                          ---------------
Business Credit (3.0%):
    10,000,000   Sanwa Business Credit Corp., 5.71%*,
                    11/24/97..........................         10,000,000
                                                          ---------------
Financial Services (10.9%):
    10,000,000   American Honda Finance Corp.,
                    5.79%*, 10/6/97...................          9,998,857
    16,000,000   General Motors Acceptance Corp.,
                    5.72%*, 11/24/97..................         16,000,000
     5,000,000   IBM Credit Corp., 6.10%*, 10/30/97...          5,021,143
     5,000,000   IBM Credit Corp., 5.59%*, 11/18/97...          4,996,607
                                                          ---------------
                                                               36,016,607
                                                          ---------------

   Total Medium Term Notes (amortized cost
      $76,057,525)                                             76,057,525
                                                          ---------------
Time Deposits (2.3%):
Banking (2.3%):
     7,773,913   Bank Brussells Lambert, 5.66%, 9/2/97          7,773,913
                                                          ---------------
   Total Time Deposits (amortized cost $7,773,913)              7,773,913
                                                          ---------------
Variable Rate Notes (27.5%):

Banking (6.0%):
    10,000,000   Bankers' Trust New York, 5.68%*,
                    11/3/97...........................         10,000,000
    10,000,000   JP Morgan & Co., Inc., 5.72%*,
                    9/26/97...........................         10,003,155
                                                          ---------------
                                                               20,003,155
                                                          ---------------
Brokerage Services (7.9%):
    10,000,000   Bear Stearns, 5.70%*, 11/13/97.......         10,000,000
    10,000,000   Goldman Sachs Group LP, 5.72%*,
                    10/8/97...........................         10,000,000
     6,000,000   Lehman Brothers Holdings, Inc.,
                    5.89%*, 9/5/97....................          6,000,000
                                                          ---------------
                                                               26,000,000
                                                          ---------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1997


  Principal                    Security                      Amortized
    Amount                    Description                      Cost
---------------  --------------------------------------   ----------------
Variable Rate Notes , continued:
Life Insurance (10.6%):
$   15,000,000   General American, 5.83%*, 10/1/97....    $    15,000,000
    20,000,000   Jackson National Life Insurance Co.,
                    5.83%*, 9/2/97....................         20,000,001
                                                          ---------------
                                                               35,000,001
                                                          ---------------

Machinery & Equipment (3.0%):
$   10,000,000   Caterpillar Financial Services
                    Corp., 5.70%*, 10/14/97...........    $    10,000,000
                                                          ---------------

   Total Variable Rate Notes (amortized cost
      $91,003,156)                                             91,003,156
                                                          ---------------

   Total Investments (Amortized Cost--$330,614,708)(a)        330,614,708
   Other Assets in Excess of Liabilities (0.2%)                   480,702
                                                          ---------------
   Total Net Assets                                       $   331,095,410
                                                          ===============

-------------
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 1997. The date presented reflects the next rate change date.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                August 31, 1997


  Principal                    Security                      Amortized
    Amount                    Description                      Cost
---------------  --------------------------------------   ----------------
U.S. Treasury Bills (24.9%):
$   75,000,000   11/13/97.............................    $    74,220,320
                                                          ---------------
   Total U.S. Treasury Bills (amortized cost
      $74,220,320)                                             74,220,320
                                                          ---------------

Repurchase Agreements (75.5%):
    14,000,000   Bear Stearns, 5.53%, 9/2/97
                    (Purchased on 8/29/97, proceeds
                    at maturity $14,008,602,
                    collateralized by $14,095,000
                    U.S. Treasury Notes, 5.63%,
                    2/28/01, market value
                    $14,288,902)......................         14,000,000

    14,000,000   C.S. First Boston, 5.50%, 9/2/97
                    (Purchased on 8/29/97, proceeds at
                    maturity $14,008,556,
                    collateralized by $13,382,000 U.S.
                    Treasury Notes, 7.50%, 11/15/01,
                    market value $14,290,012).........         14,000,000

    14,000,000   Deutsche Bank, 5.52%, 9/2/97
                    (Purchased on 8/29/97, proceeds at
                    maturity $14,008,587,
                    collateralized by $15,065,000 U.S.
                    Treasury Bill, 8/20/98, market
                    value $14,287,345)................         14,000,000

    11,454,069   Merrill Lynch & Co., Inc., 5.50%,
                    9/2/97 (Purchased on 8/29/97,
                    proceeds at maturity $11,461,069,
                    collateralized by $11,555,000 U.S.
                    Treasury Notes, 5.50%, 11/15/98,
                    market value $11,694,728).........         11,454,069

    14,000,000   Morgan Stanley, 5.50%, 9/2/97
                    (Purchased on 8/29/97, proceeds
                    at maturity $14,008,556,
                    collateralized by $12,550,000
                    U.S. Treasury Notes, 7.63%,
                    11/15/22, market value
                    $14,315,952)......................         14,000,000

    65,000,000   Nomura Securities, 5.51%, 9/2/97
                    (Purchased on 8/29/97, proceeds
                    at maturity $65,039,794,
                    collateralized by $46,410,000
                    U.S. Treasury Notes, 12.00%,
                    8/15/13, market value
                    $66,360,625)......................         65,000,000
    14,000,000   Sanwa, 5.53%, 9/2/97 (Purchased on
                    8/29/97, proceeds at maturity
                    $14,008,602, collateralized by
                    $14,239,000 U.S. Treasury Notes,
                    5.88%, 8/15/98, market value
                    $14,284,174)......................         14,000,000

    65,000,000   Suntrust, 5.55%, 9/2/97 (Purchased
                    on 8/29/97, proceeds at maturity
                    $65,040,083, collateralized by
                    $48,418,000 U.S. Treasury Notes,
                    9.88%, 11/15/15, market value
                    $66,469,165)......................         65,000,000

    14,000,000   UBS Securities, 5.54%, 9/2/97
                    (Purchased on 8/29/97, proceeds at
                    maturity $14,008,618, collateralized
                    by $13,949,000 U.S. Treasury Notes,
                    6.00%, 9/30/98, market value
                    $14,322,629)......................         14,000,000
                                                          ---------------
   Total Repurchase Agreements (amortized cost
      $225,454,069)                                           225,454,069
                                                          ---------------
   Total Investments (Amortized Cost--$299,674,389)(a)        299,674,389
   Liabilities in Excess of Other Assets (-0.4%)               (1,249,959)
                                                          ---------------
   Total Net Assets                                       $   298,424,430
                                                          ===============


-------------
(a) Cost for federal income tax and financial reporting purposes are substantially the same.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 1997

   Shares
     or
  Principal                    Security                       Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Asset Backed Securities (5.9%):
$  1,000,000    Crown Home Equity Loan Trust, Series
                   1996-1, Class A3, 6.81%, 6/25/11....    $      993,870
      25,126    Equicon Home Equity Loan Trust, Series
                   1995-2, Class A1, 6.45%, 7/18/10....            25,121
     500,000    First Plus Home Loan Trust, Series
                   1996-4, Class CTFS, 7.60%, 4/10/22..           491,955
      67,420    Keystone Auto Grantor Trust, 6.15%,
                   4/15/03.............................            67,462
     500,000    UCFC Home Equity Loan, Series 1996-D1,
                   Class A4, 6.78%, 2/15/16............           498,730
                                                           --------------
   Total Asset Backed Securities (cost $2,085,026)              2,077,138
                                                           --------------
Collateralized Mortgage Obligations (28.5%):
     100,000    Chase Mortgage Finance Corp., Series
                   1994-L, Class 2A9, 7.50%, 11/25/25..           100,941
      75,000    Chemical Mortgage Securities, Inc.,
                   Series 1996-1, Class A6, 8.00%,
                   1/25/26.............................            77,618
     200,000    Citicorp Mortgage Securities, Inc.,
                   Series 1997-1, Class A2, 7.25%,
                   2/25/27.............................           199,848
      34,304    Countrywide Funding Corp., Series
                   1994-12, Class A5, 7.00%, 10/25/14..            34,260
     214,419    Federal Home Loan Mortgage Corp.,
                   Series 1503, Class K, 6.25%,
                   12/15/22............................           214,198
   1,024,671    Federal Home Loan Mortgage Corp.,
                   Series 1514, Class I, 6.50%, 2/15/23         1,027,878
      94,715    Federal Home Loan Mortgage Corp.,
                   Series 1663, Class A, 7.00%, 7/15/23            94,750
     400,000    General Electric Capital Mortgage
                   Service Inc., Series 1997-3, Class
                   A9, 7.50%, 4/25/27..................           403,265
   1,200,000    General Electric Capital Mortgage
                   Services, Inc., Series 1996-HE2,
                   Class A-3, 7.30%, 3/25/12...........         1,214,736
      99,672    General Electric Capital Mortgage
                   Services, Inc., Series 1993-17,
                   Class A13, 6.50%, 12/25/23..........            97,467
     100,000    General Electric Capital Mortgage
                   Services, Inc., Series 1997-4,
                   Class A10, 7.50%, 5/25/27...........           100,802
     250,000    Headlands Mortgage Securities, Series
                   1997-1, Class AI10, 7.75%, 3/25/27..           255,317
   1,064,122    Merrill Lynch Trust, Series 45, Class
                   F, 9.10%, 9/20/14...................         1,106,900
   1,952,179    Norwest Asset Securities Corp., Series
                   1997-6, Class A12, 7.50%, 5/25/27...         1,949,095
      94,000    Oxford Acceptance Corp. III, Series F,
                   Class 6, 8.45%, 6/20/18.............            97,435
   1,500,000    Prudential Home Mortgage Securities,
                   Series 1994-21, Class A8, 7.80%,
                   6/25/24.............................         1,495,950
     500,000    Residential Funding Mortgage
                   Securities, Series 1993-S28, Class
                   A6, 7.00%, 8/25/23..................           492,405
     131,682    Residential Funding Mortgage
                   Securities, Series 1996-S9, Class
                   A6, 7.25%, 4/25/26..................           131,592
   1,000,000    Residential Funding Mortgage
                   Securities, Series 1997-S2, Class
                   A2, 7.50%, 1/25/27..................         1,009,600
                                                           --------------
   Total Collateralized Mortgage Obligations (cost
      $9,883,454)                                              10,104,057
                                                           --------------
Corporate Bonds (35.9%):
Automotive (1.4%):
     500,000    General Motors Corp., 7.70%, 4/15/16 ..           518,125
                                                          ---------------
Banking (4.3%):
   1,500,000    BankAmerica Corp., 7.12%, 5/12/05 .....         1,515,000
                                                          ---------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31, 1997

   Shares
     or
  Principal                    Security                       Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Corporate Bonds, continued:
Brokerage Services (5.2%):
$  1,000,000    Merrill Lynch & Co., Inc., 8.00%,
                   2/1/02   ...........................    $    1,051,250
     800,000    Smith Barney Holdings, Inc., 6.88%,
                   6/15/05   ..........................           794,000
                                                           --------------
                                                                1,845,250
                                                           --------------
Financial Services (13.0%):
   1,000,000    Associates Corp. of North America,
                   7.50%, 4/15/02   ...................         1,037,500
   1,000,000    CNA Financial Corp., 7.25%, 11/15/23              955,000
   1,050,000    Ford Motor Credit Corp., 7.75%,
                   3/15/05   ..........................         1,097,250
     500,000    General Electric Capital Corp., 7.50%,
                   6/15/09   ..........................           529,375
   1,000,000    General Motors Acceptance Corp.,
                   6.63%, 10/1/02   ...................         1,000,000
                                                           --------------
                                                                4,619,125
                                                           --------------
Leasing (2.9%):
   1,000,000    Hertz Corp., 7.38%, 6/15/01 ...........         1,021,250
                                                           --------------
Office Equipment & Services (3.0%):
   1,000,000    Xerox Corp., 8.13%, 4/15/02 ...........         1,058,750
                                                           --------------
Retail (3.0%):
   1,000,000    May Department Stores, 8.38%, 10/1/22,
                   Callable 10/1/02 @ 104..............         1,056,250
                                                           --------------
Telecommunications (3.1%):
   1,000,000    Alltel Corp., 7.00%, 3/15/16   ........           983,750
     100,000    MCI Communications Corp., 7.13%,
                   1/20/00   ..........................           101,625
                                                           --------------
                                                                1,085,375
                                                           --------------

   Total Corporate Bonds (cost $12,528,575)                    12,719,125
                                                           --------------
Medium Term Notes (1.1%):
     400,000    Beneficial Corp., 7.75%, 3/1/99........           409,500
                                                           --------------

   Total Medium Term Notes (cost $400,000)                        409,500
                                                           --------------
Taxable Municipal Bonds (3.8%):
Colorado (3.4%):
   1,195,000       Boulder County, Series B, 7.63%,
                   9/1/21, Callable 9/1/07 @ 100,
                   Insured by: AMBAC...................         1,193,506
                                                           --------------

Taxable Municipal Bonds, continued:

Illinois (0.4%):
$    150,000    Springfield Illinois, 7.50%, 2/1/12,
                   Callable 2/1/05 @ 100, Insured
                   by: AMBAC...........................    $      153,000
                                                           --------------
   Total Taxable Municipal Bonds (cost $1,323,041)              1,346,506
                                                           --------------
U.S. Government Agencies (19.8%):
Federal Home Loan Bank:
      60,000    7.36%, 7/1/04  ........................            62,693

Federal Home Loan Mortgage Corp.:
   2,877,021    6.50%, 12/1/11, Gold Pool  #E20275 ....         2,840,281

Federal National Mortgage Assoc.:
      72,184    7.50%, 1/25/21  .......................            72,843

Government National Mortgage Assoc.:
      36,891    10.50%, 11/15/15, Pool #268347 ........            40,834
      97,633    11.00%, 2/15/16, Pool #279067 .........           109,349
      89,743    9.00%, 1/15/20, Pool #280664 ..........            96,754
      65,703    9.00%, 10/15/20, Pool #289412 .........            70,774
     256,219    9.00%, 7/15/21, Pool #308511 ..........           275,115
     588,644    7.00%, 9/15/23, Pool #347688 ..........           582,811
     958,400    7.50%, 11/15/23, Pool #354701 .........           966,882
     899,103    7.50%, 12/15/25, Pool #401510 .........           907,159
     916,058    8.00%, 5/15/26, Pool #428480 ..........           941,781
      55,585    8.00%, 6/15/26, Pool #426149 ..........            57,148
                                                           --------------

   Total U.S. Government Agencies (cost $6,998,944)             7,024,424
                                                           --------------
U.S. Treasury Bonds (3.7%):
   1,000,000    7.63%, 2/15/25.........................         1,117,500
     200,000    6.63%, 2/15/27.........................           199,738
                                                           --------------
   Total U.S. Treasury Bonds (cost $1,327,563)                 1,317,238
                                                           --------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31, 1997


   Shares
     or
  Principal                    Security                       Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Investment Companies (0.5%):
     163,983    American Performance Cash Management
                   Fund................................    $      163,983
                                                           --------------
   Total Investment Companies (cost $163,983)                     163,983
                                                           --------------
   Total Investments (Cost--$34,710,586)(a)                    35,161,971
   Other Assets in Excess of Liabilities (0.8%)                   292,180
                                                           --------------
   Total Net Assets                                        $   35,454,151
                                                           ==============

-------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation .......................   $   592,194
                 Unrealized depreciation .......................      (140,809)
                                                                   -----------
                 Net unrealized appreciation ...................   $   451,385
                                                                   ===========

AMBAC -- AMBAC Indemnity Corporation

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Asset Backed Securities (14.4%):
$    185,109    Advanta Mortgage Loan Trust, Series
                   1993-3, Class A3, 4.75%, 2/25/10.....   $      180,178
   2,936,124    AFC Home Equity Loan Trust, Series
                   1995-3, Class 1A2, 6.80%, 10/26/26...        2,950,774
     948,907    CoreStates Home Equity Trust, Series
                   1993-2, Class A, 5.10%, 3/15/09......          922,888
   1,500,000    Crown Home Equity Loan Trust, Series
                   1996-1, Class A3, 6.81%, 6/25/11.....        1,490,805
     560,773    Equicon Home Equity Loan Trust, Series
                   1992-7, Class A, 5.90%, 9/18/05......          558,098
   1,000,000    First Plus Home Loan Trust, Series
                   1996-4, Class A2, 6.14%, 10/10/08....        1,000,090
   2,050,000    Ford Credit Auto Loan Master Trust,
                   Series 1995-1, Class A, 6.50%,
                   8/15/02..............................        2,058,713
   1,000,000    IMC Home Equity Loan Trust, Series
                   1996-3, Class A3, 7.27%, 4/25/11.....        1,012,280
   1,000,000    Nomura Asset Securities Corp., Series
                   1995-2, Class 2M, 7.12%, 1/25/26.....          985,100
                                                           --------------
   Total Asset Backed Securities (cost $11,105,611).....       11,158,926
                                                           --------------
Collateralized Mortgage Obligations (24.2%):
      39,371    American Housing Trust, Series VIII,
                   Class E, 8.50%, 7/25/10..............           39,260
      71,000    Collateralized Mortgage Securities
                   Corp., Series 1990-4, Class C,
                   8.75%, 5/15/18.......................           73,892
     120,120    Collateralized Mortgage Securities
                   Corp., Series 1988-6, Class D,
                   9.05%, 4/20/19.......................          126,134
   2,100,000    Federal Home Loan Mortgage Corp.,
                   Series 1538E, 6.00%, 3/15/05.........        2,088,534
     100,000    Federal Home Loan Mortgage Corp.,
                   Series 1513, Class P, 6.50%, 5/15/08.           98,500
     233,578    Federal Home Loan Mortgage Corp.,
                   Series 1927, Class N, 7.50%, 9/15/18.          236,571
   2,000,000    Federal Home Loan Mortgage Corp.,
                   Series 1482, Class F, 6.50%, 5/15/19.        1,982,240
     100,219    Federal Home Loan Mortgage Corp.,
                   Series 1038, Class F, 9.00%, 7/15/20.          102,403
   1,000,000    Federal Home Loan Mortgage Corp.,
                   Series 1268, Class G, 8.00%, 9/15/20.        1,026,800
      33,000    Federal Home Loan Mortgage Corp.,
                   Series 1128, Class IB, 7.00%,
                   8/15/21..............................           32,607
     398,207    Federal Home Loan Mortgage Corp.,
                   Series 1503, Class K, 6.25%,
                   12/15/22.............................          397,797
     189,430    Federal Home Loan Mortgage Corp.,
                   Series 1663, Class A, 7.00%, 7/15/23.          189,500
      98,000    Federal Home Loan Mortgage Corp.,
                   Series 1665, Class M, 6.50%, 1/15/24.           95,728
      45,007    Federal National Mortgage Assoc.,
                   Series 1992-73, Class E, 7.50%,
                   5/25/19..............................           44,887
     145,793    Federal National Mortgage Assoc.,
                   Series X-G2A, Class O, 8.00%,
                   5/25/19..............................          148,594
      66,824    Federal National Mortgage Assoc.,
                   Series 1992-123, Class C, 7.50%,
                   11/25/19.............................           66,986
   1,000,000    Federal National Mortgage Assoc.,
                   Series 1993-102, Class G, 6.25%,
                   1/25/20..............................          988,270

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   ---------------
Collateralized Mortgage Obligations, continued:
$    400,000    General Electric Capital Mortgage
                   Service Inc., Series 1997-3, Class
                   A9, 7.50%, 4/25/27...................   $      403,265
   2,000,000    General Electric Capital Mortgage
                   Services, Series 1995-HE1, Class
                   A2, 6.90%, 2/25/10...................        2,012,880
     938,616    General Electric Capital Mortgage
                   Services, Series 1993-12, Class
                   A-2, 6.50%, 10/25/23.................          918,304
      64,616    General Electric Capital Mortgage
                   Services, Inc., Series 1993-16,
                   Class A4, 6.25%, 12/25/23............           64,041
     600,000    General Electric Capital Mortgage
                   Services, Inc., Series 1997-4,
                   Class A10, 7.50%, 5/25/27............          604,809
     300,000    Headlands Mortgage Securities, Series
                   1997-1, Class AI10, 7.75%, 3/25/27...          306,380
     411,000    Independent National Mortgage Corp.,
                   Series 1995-A, Class A4, 8.75%,
                   3/25/25..............................          425,775
     600,000    Independent National Mortgage Corp.,
                   Series 1995-D, Class A6, 9.00%,
                   3/25/25..............................          614,388
     112,000    Independent National Mortgage Corp.,
                   Series 1995-N, Class A4, 7.50%,
                   10/25/25.............................          111,512
     333,039    Independent National Mortgage Corp.,
                   Series 1996-E, Class A2, 6.93%,
                   5/25/26..............................          331,607
     488,045    Norwest Asset Securities Corp., Series
                   1997-6, Class A12, 7.50%, 5/25/27....          487,274
     115,000    Prudential Home Mortgage Securities,
                   Series 1993-19, Class A11, 7.49%,
                   6/25/23..............................          115,529
     574,939    Prudential Home Mortgage Securities,
                   Series 1993-38, Class A3, 6.15%,
                   9/25/23..............................          561,077
   1,477,748    Prudential Home Mortgage Securities,
                   Series 1994-15, Class A5, 6.80%,
                   5/25/24..............................        1,455,922
     500,000    Prudential Home Mortgage Securities,
                   Series 1994-21, Class A8, 7.80%,
                   6/25/24..............................          498,650
     265,000    Residential Funding Mortgage
                   Securities, Series 1992-S36, Class
                   A4, 6.75%, 11/25/07..................          260,948
     850,000    Residential Funding Mortgage
                   Securities, Series 1993-S28, Class
                   A6, 7.00%, 8/25/23...................          837,089
     700,000    Residential Funding Mortgage
                   Securities, Series 1997-S2, Class
                   A2, 7.50%, 1/25/27...................          706,720
     251,804    Salomon Brothers Mortgage Securities,
                   Series 1987-1, Class A, 8.50%,
                   1/25/17..............................          258,995
                                                           --------------
   Total Collateralized Mortgage Obligations
      (cost $18,641,930)................................       18,713,868
                                                           --------------
Corporate Bonds (30.4%):
Banking (2.7%):
   1,000,000    BankAmerica Corp., 7.75%, 7/15/02 ......        1,043,750
   1,000,000    First Chicago NBD Bancorp, 7.25%,
                   8/15/04 .............................        1,020,000
                                                           --------------
                                                                2,063,750
                                                           --------------
Brokerage Services (7.4%):
     500,000    Bear Stearns Co., Inc., 6.75%, 8/15/00..          503,750
   2,000,000    Bear Stearns Co., Inc., 6.75%, 4/15/03..        1,982,500
   1,500,000    Merrill Lynch & Co., Inc., 6.64%,
                   9/19/02 .............................        1,500,000
     750,000    Smith Barney Holdings, 6.88%, 6/15/05 ..          744,375
   1,000,000    Smith Barney Holdings, Inc., 6.63%,
                   6/1/00 ..............................        1,002,500
                                                           --------------
                                                                5,733,125
                                                           --------------

                                  Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Corporate Bonds, continued:
Financial Services (9.4%):
$    500,000    Associates Corp. N.A., 5.25%, 9/1/98 ...   $      496,670
   2,100,000    CNA Financial Corp., 6.25%, 11/15/03 ...        2,026,500
   2,000,000    Commercial Credit Co., 6.38%, 9/15/02 ..        1,982,500
     800,000    General Motors Acceptance Corp.,
                   6.30%, 6/11/98 ......................          803,048
   1,000,000    General Motors Acceptance Corp.,
                   6.63%, 10/1/02 ......................        1,000,000
   1,000,000    General Motors Acceptance Corp.,
                   6.63%, 10/15/05 .....................          977,500
                                                           --------------
                                                                7,286,218
                                                           --------------
Food Products (4.4%):
   2,200,000    Grand Metropolitan Investment, 8.62%,
                   8/15/01 .............................        2,354,000
   1,000,000    McCormick & Co., 8.95%, 7/1/01 .........        1,078,750
                                                           --------------
                                                                3,432,750
                                                           --------------
Leasing (3.8%):
   1,500,000    Hertz Corp., 6.00%, 1/15/03 ............        1,445,625
   1,500,000    International Lease Finance Corp.,
                   6.50%, 8/15/99 ......................        1,505,625
                                                           --------------
                                                                2,951,250
                                                           --------------
Pharmaceuticals (0.7%):
     500,000    American Home Products Corp., 6.50%,
                   10/15/02 ............................          498,125
                                                           --------------
Telecommunications (0.7%):
     500,000    COMSAT Corp., 8.95%, 5/15/01 ...........          537,500
                                                           --------------
Utilities - Electric (1.3%):
   1,000,000    Alabama Power Co., 6.38%, 8/1/99 .......        1,002,500
                                                           --------------
   Total Corporate Bonds (cost $23,539,764).............       23,505,218
                                                           --------------
Taxable Municipal Bonds (2.6%):
Louisiana (2.6%):
   1,000,000    Orleans Parish School Board, Series A,
                   6.45%, 2/1/05, Insured by: FGIC......          990,000
   1,000,000    Orleans Parish School Board, Series A,
                   6.50%, 2/1/06, Insured by: FGIC......          973,750
                                                           --------------
   Total Taxable Municipal Bonds (cost $2,000,000)......        1,963,750
                                                           --------------
U.S. Government Agencies (23.8%):
Federal Home Loan Mortgage Corp.:
     382,731    8.00%, 7/1/99, Gold Pool #M80108 .......          393,374
     356,088    7.00%, 10/1/07, Gold Pool  #E40422 .....          357,648
   3,836,028    6.50%, 12/1/11, Gold Pool  #E20275 .....        3,787,041
Federal National Mortgage Assoc.:
     787,335    5.00%, 2/1/09, Pool #266453 ............          738,174
     483,607    7.75%*, 11/1/22, Pool #188965 ..........          505,065
     579,799    7.85%*, 11/1/22, Pool #189916 ..........          599,726
     888,118    8.38%*, 7/1/23, Pool #224951 ...........          929,194
Government National Mortgage Assoc.:
       8,894    9.00%, 11/15/01, Pool #194441 ..........            9,301
      37,530    9.00%, 8/15/03, Pool #229571 ...........           39,252
      25,667    9.00%, 12/15/04, Pool #284008 ..........           26,966
      85,434    9.00%, 1/15/05, Pool #247502 ...........           89,759
      58,744    9.00%, 3/15/06, Pool #299211 ...........           61,717
     158,189    9.00%, 12/15/06, Pool #316045 ..........          165,597
     449,246    7.50%, 6/15/07, Pool #329595 ...........          459,772
     850,714    6.00%, 1/15/09, Pool #371901 ...........          830,994
      16,644    10.00%, 2/15/19, Pool #269976 ..........           18,095
     193,244    8.00%, 11/15/21, Pool #308330 ..........          198,431
     111,352    8.00%, 2/15/22, Pool #319029 ...........          114,258
     232,750    8.00%, 5/15/23, Pool #343406 ...........          239,118
     190,802    8.00%, 10/20/24, Pool #1884 ............          195,206
     806,799    6.00%, 2/20/26, Pool #2166 .............          755,535
      36,913    8.00%, 2/20/26, Pool #2171 .............           37,777
     965,017    7.00%, 3/15/26, Pool #419128 ...........          953,968
      71,519    8.00%, 3/20/26, Pool #2187 .............           73,196
     346,891    8.00%, 4/20/26, Pool #2205 .............          355,022
   1,595,043    8.00%, 5/20/26, Pool #2219 .............        1,632,558
   1,934,360    8.00%, 6/15/26, Pool #423563 ...........        1,988,599
   2,751,478    8.00%, 6/15/26, Pool #426149 ...........        2,828,850

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
U.S. Government Agencies, continued:
$     24,805    7.00%, 3/20/27, Pool #2394 .............   $       24,411
                                                           --------------
   Total U.S. Government Agencies (cost $18,171,636)....       18,408,604
                                                           --------------
U.S. Treasury Bonds (0.2%):
     150,000    6.63%, 2/15/27..........................          149,804
                                                           --------------
   Total U.S. Treasury Bonds (cost $143,156)............          149,804
                                                           --------------
U.S. Treasury Notes (3.5%):
   1,000,000    8.00%, 8/15/99..........................        1,036,650
   1,000,000    8.88%, 5/15/00..........................        1,069,570
     600,000    7.50%, 11/15/01.........................          627,780
                                                           --------------
   Total U.S. Treasury Notes (cost $2,657,375)..........        2,734,000
                                                           --------------
Investment Companies (0.5%):
     401,487    American Performance Cash Management
                   Fund.................................          401,487
                                                           --------------
   Total Investment Companies (cost $401,487)                     401,487
                                                           --------------
   Total Investments (Cost--$76,660,959)(a)                    77,035,657
   Other Assets in Excess of Liabilities (0.4%)                   282,895
                                                           --------------
   Total Net Assets                                        $   77,318,552
                                                           ==============

-------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation ......................   $   872,866
                 Unrealized depreciation ......................      (498,168)
                                                                  -----------
                 Net unrealized appreciation ..................   $   374,698
                                                                  ===========

* Variable rate investments. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at August 31, 1997.

FGIC -- Financial Guaranty Insurance Corporation

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 1997

                             Security                         Market
  Shares                    Description                        Value
------------  ----------------------------------------    ---------------
Common Stocks (97.6%):
Aerospace/Defense (2.1%):
     26,100   Alliant Techsystems Inc.(b)............     $     1,685,081
     33,600   Boeing Co..............................           1,829,100
                                                          ---------------
                                                                3,514,181
                                                          ---------------
Airlines (1.1%):
     21,400   Delta Air Lines, Inc...................           1,851,100
                                                          ---------------
Automotive Parts (0.6%):
     18,800   SPX Corp...............................           1,092,750
                                                          ---------------
Banking (7.6%):
     22,900   BankAmerica Corp.......................           1,507,106
     17,600   Bankers' Trust New York Corp...........           1,826,000
     30,400   Chase Manhattan Corp...................           3,380,099
     20,500   CoreStates Financial Corp..............           1,260,750
     48,800   NationsBank Corp.......................           2,897,499
     27,400   PNC Financial Corp.....................           1,185,050
      9,900   U.S. Bancorp...........................             866,869
                                                          ---------------
                                                               12,923,373
                                                          ---------------
Beverages (2.8%):
     70,600   Coca-Cola Co...........................           4,046,262
     22,600   PepsiCo, Inc...........................             813,600
                                                          ---------------
                                                                4,859,862
                                                          ---------------
Brokerage Firms (0.6%):
     17,700   Salomon, Inc...........................           1,059,788
                                                          ---------------
Building Materials (0.8%):
     29,900   USG Corp.(b)...........................           1,281,963
                                                          ---------------
Chemicals (2.6%):
     40,600   E.I. du Pont de Nemours & Co...........           2,529,888
     24,600   Monsanto Co............................           1,080,863
     14,600   Praxair, Inc...........................             780,188
                                                          ---------------
                                                                4,390,939
                                                          ---------------
Computer Software & Services (3.3%):
     27,900   Microsoft Corp.(b).....................           3,688,030
     49,950   Oracle Corp.(b)........................           1,904,344
                                                          ---------------
                                                                5,592,374
                                                          ---------------
Computers (2.3%):
     24,000   Compaq Computer Corp.(b)...............           1,572,000
     38,600   Quantum Corp.(b).......................           1,353,413
     20,700   Western Digital Corp.(b)...............             996,188
                                                          ---------------
                                                                3,921,601
                                                          ---------------
Computers & Peripherals (2.8%):
     28,200   Cisco Systems Inc.(b)..................           2,125,575
     25,800   International Business Machines Corp...           2,602,575
                                                          ---------------
                                                                4,728,150
                                                          ---------------
Cosmetics (1.7%):
     17,700   Avon Products, Inc.....................           1,133,906
     21,300   Gillette Co............................           1,763,906
                                                          ---------------
                                                                2,897,812
                                                          ---------------
Diversified Manufacturing Operations (1.1%):
     61,900   ITT Industries Inc.....................           1,949,850
                                                          ---------------
Diversified Operations (2.6%):
     71,000   General Electric Co....................           4,437,499
                                                          ---------------
Electric Components (0.5%):
     28,400   Wyman Gordon Co.(b)....................             775,675
                                                          ---------------
Entertainment (1.8%):
     27,300   The Walt Disney Co.....................           2,096,981
     19,300   Time Warner Inc........................             993,950
                                                          ---------------
                                                                3,090,931
                                                          ---------------
Financial Services (3.6%):
     29,600   Federal Home Loan Mortgage Corp........             963,850
     19,400   Green Tree Financial Corp..............             852,388
     15,600   Household International, Inc...........           1,730,625
     37,100   MBNA Corp..............................           1,426,031
     19,200   Travelers Group, Inc...................           1,219,200
                                                          ---------------
                                                                6,192,094
                                                          ---------------
Food Processing & Packaging (2.0%):
     14,200   CPC International, Inc.................           1,265,575
     14,400   Interstate Bakeries Corp...............             844,200
     22,700   Smithfield Foods Inc.(b)...............           1,251,338
                                                          ---------------
                                                                3,361,113
                                                          ---------------
Forest Products (2.6%):
     55,188   Fort James Corp........................           2,317,875
     46,500   Kimberly-Clark Corp....................           2,205,844
                                                          ---------------
                                                                4,523,719
                                                          ---------------
Health Care (1.7%):
     29,000   Integrated Health Services, Inc........             957,000

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31, 1997


                             Security                         Market
  Shares                    Description                        Value
------------  ----------------------------------------    ----------------
Common Stocks, continued:
Health Care, continued:
     36,000   Johnson & Johnson......................     $     2,040,750
                                                          ---------------
                                                                2,997,750
                                                          ---------------
Hotels & Motels (0.6%):
     17,200   HFS, Inc.(b)...........................             957,825
                                                          ---------------
Insurance (4.9%):
     12,100   Allstate Corp..........................             884,056
      4,300   Cigna Corp.............................             788,513
     23,400   Everest Reinsurance Holdings, Inc......             846,788
     60,000   Hartford Financial Services Group......           4,784,999
     15,800   Marsh & McLennan Companies, Inc........           1,078,350
                                                          ---------------
                                                                8,382,706
                                                          ---------------
Machinery--Diversified (2.7%):
     26,200   Caterpillar, Inc.......................           1,521,238
     21,300   Harnischfeger Industries, Inc..........             854,663
     29,200   Tyco International Ltd.................           2,290,375
                                                          ---------------
                                                                4,666,276
                                                          ---------------
Manufacturing (0.5%):
     35,600   Watts Industries Inc...................             867,750
                                                          ---------------
Metals & Mining (0.9%):
     52,400   Freeport McMoran Copper & Gold, Inc.,
                 Class B.............................           1,467,200
                                                          ---------------
Oil--Integrated Companies (8.7%):
     11,800   Chevron Corp...........................             913,763
     48,600   Exxon Corp.............................           2,973,712
     22,800   Mobil Corp.............................           1,658,700
     33,300   Pennzoil Co............................           2,570,344
     75,200   Royal Dutch Petroleum-New York Shares..           3,816,399
     28,600   Sun Co. Inc............................           1,111,825
     15,700   Texaco, Inc............................           1,809,425
                                                          ---------------
                                                               14,854,168
                                                          ---------------
Paper Products (0.5%):
     39,000   Wausau Paper Mills Co..................             853,125
                                                          ---------------
Pharmaceuticals (8.3%):
     31,000   Agouron Pharmaceuticals Inc.(b)........           1,364,000
     17,400   American Home Products Corp............           1,252,800
     21,300   Biogen, Inc.(b)........................             838,688
     37,800   Bristol-Myers Squibb Co................           2,872,800
     11,900   Eli Lilly & Co.........................           1,245,038
     31,800   Merck & Co., Inc.......................           2,919,637
     67,100   Pfizer, Inc............................           3,715,662
                                                          ---------------
                                                               14,208,625
                                                          ---------------
Publishing (0.7%):
     24,500   Times Mirror Co........................           1,241,844
                                                          ---------------
Retail (4.0%):
     32,000   CVS Corp...............................           1,804,000
     23,000   Federated Department Stores, Inc.(b)...             966,000
     36,500   Home Depot, Inc........................           1,722,344
     21,200   Sears, Roebuck & Co....................           1,203,100
     53,600   Woolworth Corp.(b).....................           1,199,300
                                                          ---------------
                                                                6,894,744
                                                          ---------------
Semiconductors (2.9%):
     54,600   Intel Corp.............................           5,030,024
                                                          ---------------
Services (Non-Financial) (0.7%):
     39,300   Service Corp. International............           1,257,600
                                                          ---------------
Soaps & Cleaning Agents (2.0%):
     15,600   Colgate Palmolive, Inc.................             978,900
     18,600   Procter & Gamble Co....................           2,474,963
                                                          ---------------
                                                                3,453,863
                                                          ---------------
Steel (1.4%):
     30,700   Carpenter Technology Corp..............           1,375,744
     29,000   USX - U.S. Steel Group, Inc............           1,018,625
                                                          ---------------
                                                                2,394,369
                                                          ---------------
Telecommunications (5.3%):
     26,400   Airtouch Communications, Inc.(b).......             892,650
     42,367   Bell Atlantic Corp.....................           3,066,311
     25,500   GTE Corp...............................           1,136,344
     32,900   SBC Communications, Inc................           1,788,938
     21,900   Telefonaktiebolaget L.M. Ericsson, ADR.             912,956
     43,300   Worldcom, Inc.(b)......................           1,296,294
                                                          ---------------
                                                                9,093,493
                                                          ---------------
Tobacco & Tobacco Products (3.3%):
     77,200   Dimon, Inc.............................           1,852,800
     53,700   Philip Morris Cos., Inc................           2,342,663

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31, 1997

                             Security                         Market
  Shares                    Description                        Value
------------  ----------------------------------------    ---------------
Common Stocks, continued:
Tobacco & Tobacco Products, continued:
     42,000   RJR Nabisco Holdings Corp..............     $     1,462,125
                                                          ---------------
                                                                5,657,588
                                                          ---------------
Utilities--Electric (4.2%):
     64,800   AES Corp.(b)...........................           2,397,600
     25,100   Calenergy Co., Inc.(b).................             831,438
     28,300   CMS Energy Corp........................           1,017,031
     32,200   Entergy Corp...........................             798,963
     59,600   Texas Utilities Co.....................           2,078,550
                                                          ---------------
                                                                7,123,582
                                                          ---------------
Utilities--Natural Gas (1.8%):
     32,200   Columbia Gas System....................     $     2,125,200
     15,200   Consolidated Natural Gas Co............             897,750
                                                          ---------------
                                                                3,022,950
                                                          ---------------

   Total Common Stocks (Cost--$124,192,848)                   166,870,256
                                                          ---------------
Investment Companies (2.3%):
  3,864,341   American Performance Cash Management
                 Fund................................           3,864,341
                                                          ---------------
   Total Investment Companies (Cost--$3,864,341)                3,864,341
                                                          ---------------
   Total Investments (Cost--$128,057,189)(a)                  170,734,597
   Other Assets in Excess of Liabilities (0.1%)                   151,930
                                                          ---------------
   Total Net Assets                                       $   170,886,527
                                                          ===============

-------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $26,250. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
                 Unrealized appreciation ......................   $  44,265,668
                 Unrealized depreciation ......................      (1,614,510)
                                                                  --------------
                 Net unrealized appreciation ..................   $  42,651,158
                                                                  ==============

(b)  Represents non-income producing security.
ADR  -- American Depositary Receipt

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Aggressive Growth Fund

                        Schedule of Portfolio Investments
                                 August 31, 1997

  Shares
    or
 Principal                    Security                        Market
  Amount                     Description                       Value
 ---------    -----------------------------------------       ------
Common Stocks (92.6%):
Audio/Video Products (1.7%):
     22,805   Harman International Industries, Inc.....    $    1,020,524
                                                           --------------
Automotive Parts (2.1%):
     66,400   Keystone Automotive Industries, Inc.(b)..         1,253,300
                                                           --------------
Broadcasting (0.4%):
      5,400   Bet Holdings, Inc.(b)....................           212,625
                                                           --------------
Commercial Services (2.4%):
     43,100   Personnel Group of America, Inc.(b)......         1,443,850
                                                           --------------
Computer Software & Services (4.6%):
     22,800   BDM International, Inc.(b)...............           575,700
     46,900   Imnet Systems, Inc.(b)...................         1,547,700
     34,700   Network General Corp.(b).................           576,888
                                                           --------------
                                                                2,700,288
                                                           --------------
Computers & Peripherals (6.7%):
     27,100   Cisco Systems, Inc.(b)...................         2,042,662
     48,500   QLogic Corp.(b)..........................         1,903,624
                                                           --------------
                                                                3,946,286
                                                           --------------
Consumer Goods (1.4%):
     22,200   Blyth Industries, Inc.(b)................           820,013
                                                           --------------
Electronics (1.5%):
     23,600   CHS Electronics Inc.(b)..................           911,550
                                                           --------------
Entertainment (1.6%):
     98,400   Lodgenet Entertainment Corp.(b)..........           922,500
                                                           --------------
Financial Services (4.6%):
     59,064   Resource Bancshares Mortgage Group, Inc..           996,705
     59,425   The Money Store, Inc.....................         1,693,613
                                                           --------------
                                                                2,690,318
                                                           --------------
Furniture (0.7%):
     29,345   O'Sullivan Industries Holdings, Inc.(b)..           386,987
                                                           --------------
Health Care (5.0%):
     23,600   Access Health, Inc.(b)...................           737,500
     56,656   FPA Medical Management, Inc.(b)..........         1,643,024
     33,858   Orthodontic Centers Of America, Inc.(b)..           579,818
                                                           --------------
                                                                2,960,342
                                                           --------------
Insurance (2.5%):
     22,700   Amerin Corp.(b)..........................           524,938
     19,600   FPIC Insurance Group Inc.(b).............           455,700
     18,800   HCC Insurance Holdings, Inc..............           497,025
                                                           --------------
                                                                1,477,663
                                                           --------------
Manufacturing (1.2%):
     41,400   Bacou U.S.A., Inc.(b)....................           677,925
                                                           --------------
Medical - Wholesale Drugs Distribution (2.3%):
     20,648   Cardinal Health, Inc.....................         1,367,930
                                                           --------------
Medical Services (7.2%):
     16,200   Fisher Scientfic International...........           797,850
     32,800   Hologic, Inc.(b).........................           795,400
     51,100   OccuSystems, Inc.(b).....................         1,609,650
     79,000   Prime Medical Services, Inc.(b)..........         1,071,438
                                                           --------------
                                                                4,274,338
                                                           --------------
Medical Supplies (1.0%):
     18,400   Sola International Inc.(b)...............           570,400
                                                           --------------
Oil & Gas - Equipment & Services (6.6%):
     45,000   American Oilfield Divers, Inc.(b)........           849,375
     28,100   Offshore Logistics, Inc.(b)..............           512,825
     27,400   Pride International Inc.(b)..............           876,800
     60,200   Tuboscope Vetco International Corp.(b)...         1,678,075
                                                           --------------
                                                                3,917,075
                                                           --------------
Oil & Gas Exploration & Production (2.5%):
     24,800   Newfield Exploration Co.(b)..............           637,050
     16,300   Nuevo Energy Co.(b)......................           828,244
                                                           --------------
                                                                1,465,294
                                                           --------------
Pharmaceuticals (1.1%):
     33,200   ChiRex Inc.(b)...........................           651,550
                                                           --------------
Real Estate (1.9%):
     22,300   Alexandria Real Estate Equities..........           583,981
     13,800   Bay Apartment Communities Inc............           513,188
                                                           --------------
                                                                1,097,169
                                                           --------------
Restaurants (2.1%):
     27,374   Casa Ole' Restaurants, Inc.(b)...........           225,836
     23,200   Landry's Seafood Restaurants(b)..........           556,800

                                   Continued

AMERICAN PERFORMANCE FUNDS
Aggressive Growth Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31, 1997


  Shares
    or
 Principal                    Security                        Market
  Amount                     Description                       Value
------------  ------------------------------------------     ----------
Common Stocks, continued:
Restaurants, continued:
     61,000   Rock Bottom Restaurants, Inc.(b).........    $      480,375
                                                           --------------
                                                                1,263,011
                                                           --------------
Retail (10.3%):
     65,600   Petco Animal Supplies, Inc.(b)...........         1,943,399
     22,700   Proffitt's, Inc.(b)......................         1,218,706
     45,900   Stage Stores, Inc.(b)....................         1,420,031
     41,700   The Men's Wearhouse, Inc.(b).............         1,514,231
                                                           --------------
                                                                6,096,367
                                                           --------------
Semiconductors (6.7%):
     11,200   Dupont Photomasks Inc.(b)................           733,600
     14,500   Etec Systems Inc.(b).....................           971,500
     37,700   Semtech Corp.(b).........................         2,229,012
                                                           --------------
                                                                3,934,112
                                                           --------------
Services (Non-Financial) (5.8%):
     48,370   Children's Comprehensive Services,
                 Inc.(b)...............................           882,753
     29,200   Envoy Corp.(b)...........................           788,400
     51,270   Paychex, Inc.............................         1,755,997
                                                           --------------
                                                                3,427,150
                                                           --------------
Telecommunication Equipment (2.7%):
     89,300   LCC International, Inc.(b)...............         1,607,400
                                                           --------------


Telecommunications (2.9%):
     31,200   Dycom Industries Inc.(b).................           629,850
     22,900   Mastec, Inc.(b)..........................         1,069,144
                                                           --------------
                                                                1,698,994
                                                           --------------
Tobacco & Tobacco Products (2.1%):
     33,800   Consolidated Cigar Holdings, Inc.(b).....         1,119,625
      5,161   General Cigar Holdings Inc.(b)...........           111,607
                                                           --------------
                                                                1,231,232
                                                           --------------
Transportation Leasing & Trucking (1.0%):
     27,400   Motivepower Industries Inc.(b)...........           592,525
                                                           --------------

   Total Common Stocks (cost $37,786,693)                      54,618,718
                                                           --------------
U.S. Government Agencies (1.7%):
Federal Home Loan Mortgage Corp.:
1,000,000   9/16/97  ..................................           997,600
                                                           --------------
   Total U.S. Government Agencies (cost $997,750)                 997,600
                                                           --------------
Investment Companies (6.5%):
2,588,029   American Performance Cash Management Fund..         2,588,029
1,227,752   American Performance U.S. Treasury Fund....         1,227,752
                                                           --------------
   Total Investment Companies (cost $3,815,781)                 3,815,781
                                                           --------------
   Total Investments (Cost--$42,600,224)(a)                    59,432,099
   Liabilities in Excess of Other Assets (-0.8%)                 (450,070)
                                                           --------------
   Total Net Assets                                        $   58,982,029
                                                           ==============



-------------
 (a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation ....................   $  18,188,698
                 Unrealized depreciation ....................      (1,356,823)
                                                                -------------
                 Net unrealized appreciation ................   $  16,831,875
                                                                =============

(b) Represents non-income producing security.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                        Schedule of Portfolio Investments
                                 August 31, 1997


 Shares
   or
Principal                                          Security                                                    Market
 Amount                                          Description                                                   Value
--------- -----------------------------------------------------------------------------------------------    -----------
Alternative Minimum Tax Paper (4.7%):
Delaware (0.6%):
$145,000  Delaware State Housing Authority, Senior Home Mortgage, Series A, 6.90%, 12/1/99  .............    $  149,438
                                                                                                             -----------
Illinois (1.3%):
 350,000  Chicago, O'Hare International Airport Revenue Refunding, Series A, 5.60%, 1/1/07,
            Callable 1/1/03 @ 102*, Insured by: MBIA.....................................................       361,876
                                                                                                             -----------
South Carolina (0.8%):
 200,000  South Carolina State Education Assistance Authority, Student Loan Revenue, 5.90%, 9/1/98.......       203,174
                                                                                                             -----------
Texas (2.0%):
 250,000  Texas State Student Loan, GO, 6.50%, 8/1/07, Callable 8/1/02 @ 100*............................       265,835
 250,000  Texas State Student Loan, GO, 5.75%, 8/1/08, Callable 8/1/04 @ 100*............................       257,165
                                                                                                             -----------
                                                                                                                523,000
                                                                                                             -----------
  Total Alternative Minimum Tax Paper (cost $1,194,720)..................................................     1,237,488
                                                                                                             -----------
Municipal Bonds (93.5%):
Alaska (2.0%):
 500,000  Alaska State Housing Financial Corp., Series A, 6.10%, 12/1/06  ...............................       517,305
                                                                                                             -----------
Arizona (4.0%):
 500,000  Arizona State Transportation Board, Highway Revenue, Sub-Series A, 6.10%, 7/1/01  .............       531,685
 500,000  Arizona State University Revenue Refunding, Series A, 5.80%, 7/1/07, Callable 7/1/02 @
            101* ........................................................................................       526,850
                                                                                                             -----------
                                                                                                              1,058,535
                                                                                                             -----------
California (6.0%):
 200,000  California State Franchise Tax Board Certificate, Certificates of Participation Refunding
            Bond, 6.90%, 10/1/06, Callable 10/1/99 @ 102* ...............................................       215,102
 500,000  Folsom, School Facilities Project, GO, Series B, 6.00%, 8/1/06, Callable 8/1/04 @ 102*,
            Insured by: FGIC.............................................................................       550,255
 300,000  Los Angeles, Public Facilities Corp. Revenue, 5.40%, 8/1/07, Callable 8/1/97 @ 103*, ETM.......       313,872
 500,000  Southern California Public Power Authority, Transmission Project Revenue, 5.75%, 7/1/09,
            Callable 7/1/98 @ 100*, Insured by: MBIA.....................................................       503,660
                                                                                                             -----------
                                                                                                              1,582,889
                                                                                                             -----------
District of Columbia (1.9%):
 500,000  District of Columbia Refunding, GO, Series B-1, 5.20%, 6/1/04, Insured by: AMBAC ..............       511,965
                                                                                                             -----------
Florida (1.9%):
 500,000  Jacksonville Electrical Authority Revenue, Water and Sewer System, Series A, 5.38%,
            10/1/14, Callable 10/01/02 @ 101*, Insured by: FGIC..........................................       500,615
                                                                                                             -----------
Illinois (9.4%):
 500,000  Chicago Park District Refunding, GO, 5.45%, 1/1/04, Callable 1/1/03 @ 102, Insured by:
            FGIC ........................................................................................       521,150
 500,000  Chicago School Finance Authority Refunding, GO, Series A, 5.38%, 6/1/08, Callable 6/1/03
            @ 102*, Insured by: FGIC.....................................................................       511,580
 400,000  Cook County, Series B, GO, 5.75%, 11/15/07, Pre-refunded 11/15/02 @ 102, Insured by: FGIC......       430,472

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31, 1997

 Shares
   or
Principal                                          Security                                              Market
 Amount                                          Description                                             Value
--------- -------------------------------------------------------------------------------------------  -----------
Municipal Bonds, continued:
Illinois, continued:
$500,000  Illinois Development Finance Authority, Pollution Control Revenue Refunding, Commonwealth
            Edison Co., 5.70%, 1/15/09, Insured by: AMBAC ..........................................   $  525,890
 500,000  Illinois Health Facilities Revenue, OSF Healthcare System, 5.75%, 11/15/07, Callable
            11/15/03 @ 102* ........................................................................      510,440
                                                                                                       -----------
                                                                                                        2,499,532
                                                                                                       -----------
Louisiana (3.9%):
 500,000  Louisiana Public Facilities Authority, Hospital Revenue Refunding, Our Lady of the Lake
            Regional, 6.05%, 12/1/08, Callable 12/1/01 @ 102*, Insured by: MBIA.....................      527,310
 500,000  Lousiana Public Facilities Authority, Lousiana Water Co. Project, 5.45%, 2/1/13, Callable
            8/1/01 @ 100*, Insured by: AMBAC........................................................      502,490
                                                                                                       -----------
                                                                                                        1,029,800
                                                                                                       -----------
Michigan (3.9%):
 550,000  Detroit Sewer Disposal Revenue, Series A, 5.25%, 7/1/15, Callable 7/1/05 @ 101*, Insured
            by: MBIA................................................................................      539,352
 500,000  Holly, Area School District, GO, 5.30%, 5/1/09, Callable 5/1/05 @ 101*, Insured by: FGIC..      507,905
                                                                                                       -----------
                                                                                                        1,047,257
                                                                                                       -----------
Minnesota (2.1%):
 550,000  Southern Minnesota Municipal Power Agency, Power Supply System Revenue, Series B, 5.00%,
            1/1/10, Callable  1/1/04 @ 102*, Insured by: AMBAC......................................      542,993
                                                                                                       -----------
Nevada (6.8%):
 250,000  Clark County, Series A, Limited GO, 6.00%, 7/1/06, Callable 7/1/03 @ 101* ................      267,258
 500,000  Las Vegas, Downtown Redevelopment Agency, Tax Increment Revenue Refunding, 5.40%, 6/1/07,
            Callable 6/1/05 @ 101*, Insured by: FSA.................................................      513,695
 500,000  Reno, Hospital Revenue, St. Mary's Regional Medical Center, 5.25%, 5/15/07, Callable
            5/15/03 @ 102*, Insured by: MBIA........................................................      510,765
 500,000  Washoe County Airport Authority, Airport Systems Improvement Revenue Refunding, Series A,
            5.60%, 7/1/03, Callable 7/1/02 @ 101*, Insured by: MBIA.................................      523,230
                                                                                                       -----------
                                                                                                        1,814,948
                                                                                                       -----------
New Jersey (2.0%):
 500,000  Ocean County, GO, Series A, 6.25%, 10/1/06, Callable 10/1/01 @ 102* ......................      537,740
                                                                                                       -----------
New Mexico (0.4%):
 110,000  New Mexico Mortgage Finance Authority, Refunding Single Family Mortgage, Series A-1,
            6.30%, 1/1/02  .........................................................................      114,810
                                                                                                       -----------
New York (2.1%):
 500,000  Triborough Bridge & Tunnel Authority, GO, Revenue, Series T, 7.00%, 1/1/11, Pre-refunded
            1/1/01 @ 102 ...........................................................................      551,200
                                                                                                       -----------
Ohio (4.9%):
 250,000  Cleveland, GO, Series A, 6.30%, 7/1/05, Callable 7/1/02 @ 102*, Insured by: MBIA..........      274,303
 500,000  Ohio Municipal Electric Generation Agency, 5.38%, 2/15/13, Callable 2/15/03 @ 102*,
            Insured by: AMBAC.......................................................................      501,665
 500,000  Ohio State Water Development Authority, Revenue Refunding & Improvement, Pure Water,
            5.75%, 12/1/06, Callable 12/1/02 @ 102*, Insured by: MBIA...............................      530,660
                                                                                                       -----------
                                                                                                        1,306,628
                                                                                                       -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1997


 Shares
   or
Principal                                          Security                                              Market
 Amount                                          Description                                             Value
--------- ------------------------------------------------------------------------------------------   ----------
Municipal Bonds, continued:
Oklahoma (15.5%):
$520,000  Grand River Dam Authority, Revenue, 5.90%, 11/1/08, ETM, Callable 11/21/97 @ 102* ........   $  540,758
 500,000  Oklahoma City, GO, 5.60%, 5/1/10, Callable 5/1/03 @ 100* .................................      513,775
 500,000  Oklahoma State Housing Finance Agency, Multifamily Housing Revenue, Series A4, 5.50%,
            11/1/25, Callable 5/1/05 @ 100*, Mandatory Put 11/1/05, FNMA Collateral.................      515,730
 200,000  Oklahoma State Turnpike Authority, Turnpike Revenue, First Series A, 6.10%, 1/1/05,
            Callable 7/1/02 @ 102* .................................................................      215,534
 500,000  Tulsa Industrial Authority, Hospital Revenue, St. John's Medical Center Project, 5.70%,
            2/15/04  ...............................................................................      523,040
 500,000  Tulsa International Airport, Revenue Refunding, 5.40%, 6/1/03, Insured by: FGIC ..........      521,530
 200,000  Tulsa Public Facilities Authority, 5.80%, 7/1/01  ........................................      208,486
 540,000  Tulsa Public Facilities Authority, Capital Improvement, Series 1988-B, 5.70%, 3/1/05,
            Callable 8/1/03 @ 102* .................................................................      558,975
 500,000  Tulsa Public Facilities Authority, Revenue Refunding, Solid Waste, Ogden Martin Systems,
            5.65%, 11/1/06, Insured by: AMBAC ......................................................      520,280
                                                                                                       ----------
                                                                                                        4,118,108
                                                                                                       ----------
Pennsylvania (3.2%):
 500,000  Bristol Township School District, GO, Series A, 5.25%, 2/15/09, Callable 2/15/04 @ 100*,
            Insured by: MBIA State Aid Withholding..................................................      505,720
 320,000  Philadelphia Water & Sewer, Revenue Refunding, 15th Series, 6.88%, 10/1/06, Callable
            10/1/99 @ 102*, Insured by: MBIA........................................................      341,869
                                                                                                       ----------
                                                                                                          847,589
                                                                                                       ----------
Rhode Island (3.6%):
 400,000  Rhode Island Depositors Economic Protection Corp., Special Obligations, Series A, 6.38%,
            8/1/01, Insured by: MBIA ...............................................................      428,456
 500,000  Rhode Island State, GO, Series B, 6.25%, 5/15/05, Pre-refunded 5/15/00 @ 102 .............      534,105
                                                                                                       ----------
                                                                                                          962,561
                                                                                                       ----------
South Carolina (1.4%):
 350,000  Georgetown County, Pollution Control Facilities, Revenue Refunding, International Paper
            Co. Project, 6.25%, 6/15/05, Callable 6/15/02 @ 102* ...................................      373,940
                                                                                                       ----------
South Dakota (2.7%):
 700,000  South Dakota Housing Development Authority, Homeownership Mortgage, Series A, 5.70%,
            5/1/08, Callable 5/1/06 @ 102* .........................................................      717,380
                                                                                                       ----------
Texas (7.3%):
 250,000  Brownsville, Utilities System Revenue, 6.25%, 9/1/07, Callable 9/1/02 @ 100*, Insured by:
            MBIA....................................................................................      267,220
 500,000  Coastal Bend, Health Facilities Development Revenue, Series A, 5.60%, 11/15/02, Insured
            by: AMBAC ..............................................................................      524,310
 400,000  Houston Water & Sewer System, Revenue Refunding, Series B, 6.10%, 12/1/05, Callable
            12/1/02 @ 102* .........................................................................      429,908
 220,000  Montgomery County Hospital District, Series B, 6.30%, 4/1/04, Pre-refunded 4/1/02 @ 102,
            Insured by: FSA.........................................................................      240,214
 500,000  Tarrant County Texas Water Revenue, 4.75%, 3/1/12, Callable 3/1/03 @ 100*, Insured by:
            AMBAC...................................................................................      470,475
                                                                                                       ----------
                                                                                                        1,932,127
                                                                                                       ----------
Washington (8.5%):
 250,000  Kitsap County, School District #400, GO, 6.25%, 12/1/02  .................................      269,648

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1997

 Shares
   or
Principal                                          Security                                              Market
 Amount                                          Description                                             Value
--------- -------------------------------------------------------------------------------------------  ----------
Municipal Bonds, continued:
Washington, continued:
$500,000  Port Tacoma, Revenue Refunding, Series A, 5.50%, 11/1/04, Callable 11/1/02 @ 100*,
            Insured by: AMBAC........................................................................  $  518,840
 500,000  Tacoma Electric System, Revenue Refunding, 5.70%, 1/1/03, Insured by: FGIC ................     526,950
 500,000  Washington State Public Power Supply System, Nuclear Project #2, 6.00%, 7/1/07 ............     505,735
 410,000  Washington State, GO Limited, Revenue Refunding, Series R-92-A, 6.40%, 9/1/03, Callable
            9/1/01 @ 101* ...........................................................................     441,381
                                                                                                      -----------
                                                                                                        2,262,554
                                                                                                      -----------
  Total Municipal Bonds (cost $23,957,663)                                                             24,830,476
                                                                                                      -----------
Investment Companies (3.5%):
 926,217  SEI Institutional Tax Free Fund............................................................     926,217
                                                                                                      -----------
  Total Investment Companies (cost $926,217)                                                              926,217
                                                                                                      -----------
  Total Investments (Cost--$26,078,600)(a)                                                             26,994,181
  Liabilities in Excess of Other Assets (-1.7%)                                                          (450,372)
                                                                                                      -----------
  Total Net Assets                                                                                    $26,543,809
                                                                                                      ===========

----------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation .................................  $920,773
             Unrealized depreciation .................................    (5,192)
                                                                        --------
             Net unrealized appreciation .............................  $915,581
                                                                        ========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.
AMBAC -- AMBAC Indemnity Corporation
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corporation
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
GO -- General Obligation Bond
MBIA -- Municipal Bond Insurance Association

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                       Schedule of Portfolio Investments
                                August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Asset Backed Securities (11.0%):
$    199,059    AFC Home Equity Loan Trust, Series
                   1995-3, Class 1A2, 6.80%, 10/26/26...   $      200,053
     175,000    Contimortgage Home Equity Loan Trust,
                   Series 1996-3, Class A2, 6.95%,
                   7/15/11..............................          176,141
     364,313    CoreStates Home Equity Trust, Series
                   1993-2, Class A, 5.10%, 3/15/09......          354,323
     101,344    IBM Credit Receivables Lease Asset
                   Master Trust, Series 1993-1, Class
                   A, 4.55%, 11/15/00...................          100,208
      90,902    Nafco Auto Trust, Series 2,
                   Class A, 7.00%, 12/31/01.............           91,433
     200,000    Nomura Asset Securities Corp., Series
                   1995-2, Class 2M, 7.12%, 1/25/26.....          197,020
     179,175    Security Pacific Acceptance Corp.,
                   Series 1991-3, Class A1, 7.25%,
                   12/15/11.............................          179,898
      67,512    The Money Store Home Equity Trust,
                   Series 1992-B, Class A, 6.90%,
                   7/15/07..............................           67,996
     160,117    The Money Store Home Equity Trust,
                   Series 1996-B, Class A1, 6.72%,
                   2/15/10..............................          160,396
     160,000    UCFC Home Equity Loan, Series 1996-A1,
                   Class A3, 6.18%, 4/15/09.............          159,842
      35,569    UCFC Home Equity Loan, Series 1993-D1,
                   Class A1, 5.45%, 7/10/13.............           34,916
                                                           --------------
   Total Asset Backed Securities (cost $1,713,840)......        1,722,226
                                                           --------------
Collateralized Mortgage Obligations (34.9%):
     300,000    Crown Home Equity Loan Trust, Series
                   1996-1, Class A3, 6.81%, 6/25/11.....          298,161
      62,117    Federal Home Loan Mortgage Corp.,
                   Series 1667, Class C, 6.00%, 1/15/09.           59,346
     186,863    Federal Home Loan Mortgage Corp.,
                   Series 1927, Class N, 7.50%, 9/15/18.          189,256
      87,151    Federal Home Loan Mortgage Corp.,
                   Series 1430, Class N, 6.50%,
                   12/15/21.............................           86,989
     245,921    Federal Home Loan Mortgage Corp.,
                   Series 1514, Class I, 6.50%, 2/15/23.          246,691
     189,430    Federal Home Loan Mortgage Corp.,
                   Series 1663, Class A, 7.00%, 7/15/23.          189,500
     126,096    Federal Home Loan Mortgage Corp.,
                   Series 1944, Class M, 7.50%, 8/15/25.          126,195
      71,000    Federal National Mortgage Assoc.,
                   Series G92-38, Class E, 7.50%,
                   11/25/20.............................           71,559
     285,819    Federal National Mortgage Assoc.,
                   Series 1994-23, Class A, 6.00%,
                   12/25/22.............................          273,754
     246,402    Federal National Mortgage Assoc.,
                   Series 1994-23, Class G, 6.00%,
                   5/25/23..............................          235,996
     112,326    Federal National Mortgage Assoc.,
                   Series 1993-155, Class LA, 6.50%,
                   5/25/23..............................          112,246
     250,000    Federal National Mortgage Assoc.,
                   Series 1993-252, Class M, 6.50%,
                   5/25/23..............................          249,740
     500,000    General Electric Capital Mortgage
                   Services, Inc., Series 1996-HE2,
                   Class A3, 7.30%, 3/25/12.............          506,140
      90,252    General Electric Capital Mortgage
                   Services, Inc., Series 1993-12,
                   Class A2, 6.50%, 10/25/23............           88,298
     100,000    General Electric Capital Mortgage
                   Services, Inc., Series 1994-29,
                   Class A4, 8.13%, 11/25/24............          101,169

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Collateralized Mortgage Obligations, continued:
$    100,000    General Electric Capital Mortgage
                   Services, Inc., Series 1997-4,
                   Class A10, 7.50%, 5/25/27............   $      100,802
     500,000    IMC Home Equity Loan Trust, Series
                   1996-3, Class A3, 7.27%, 4/25/11.....          506,140
     109,000    Independent National Mortgage Corp.,
                   Series 1995-D, Class A6, 9.00%,
                   3/25/25..............................          111,614
     158,349    Independent National Mortgage Corp.,
                   Series 1995-V, Class A1, 7.25%,
                   2/25/26..............................          159,367
     780,872    Norwest Asset Securities Corp., Series
                   1997-6, Class A12, 7.50%, 5/25/27....          779,638
     229,171    Prudential Home Mortgage Securities,
                   Series 1993-38, Class A3, 6.15%,
                   9/25/23..............................          223,646
      57,625    Prudential Home Mortgage Securities,
                   Series 1993-44, Class A10, 6.00%,
                   11/25/23.............................           57,049
      52,561    Prudential Home Mortgage Securities,
                   Series 1994-15, Class A2, 6.00%,
                   5/25/24..............................           52,041
     369,437    Prudential Home Mortgage Securities,
                   Series 1994-15, Class A5, 6.80%,
                   5/25/24..............................          363,980
     250,000    Residential Funding Mortgage
                   Securities, Series 1993-S28, Class
                   A6, 7.00%, 8/25/23...................          246,203
      28,731    Residential Funding Mortgage
                   Securities, Series 1995-S3, Class
                   A1, 7.65%, 4/25/25...................           28,663
                                                           --------------
   Total Collateralized Mortgage Obligations (cost
      $5,385,307)                                               5,464,183
                                                           --------------
Corporate Bonds (9.3%):
Brokerage Services (3.7%):
     335,000    Merrill Lynch & Co., Inc., 6.38%,
                   3/30/99..............................          335,838
     250,000    Smith Barney Holdings, Inc., 5.88%,
                   2/1/01...............................          245,313
                                                           --------------
                                                                  581,151
                                                           --------------
Financial Services (5.6%):
     215,000    American General Finance, 7.70%,
                   11/15/97.............................          215,823
     135,000    Associates Corp. of North America,
                   7.50%, 5/15/99.......................          137,700
     250,000    Commercial Credit Co., 6.70%, 8/1/99....          251,875
     260,000    Ford Motor Credit Corp., 7.25%, 5/15/99.          264,550
                                                           --------------
                                                                  869,948
                                                           --------------
   Total Corporate Bonds (cost $1,480,677)..............        1,451,099
                                                           --------------
U.S. Government Agencies (34.5%):
Federal Home Loan Bank:
   2,300,000    7.02%, 7/6/99, Series HA99 .............        2,338,502

Federal Home Loan Mortgage Corp.:
     386,553    6.00%, 7/1/99, Gold Pool #G50188 .......          385,536
     362,226    6.50%, 2/1/00, Gold Pool #N92990 .......          364,149
   1,342,610    6.50%, 12/1/11, Gold Pool  #E20275 .....        1,325,465

Federal National Mortgage Assoc.:
     300,000    6.05%, 1/12/98  ........................          300,390
     250,000    6.45%, 2/14/02, Callable 2/14/00 @ 100..          248,910

Government National Mortgage Association:
      23,802    6.50%, 7/15/23, Pool #350795 ...........           22,995
      34,647    7.50%, 3/15/24, Pool #376439 ...........           34,951
      21,563    7.00%, 4/20/24, Pool #1655 .............           21,250
      34,119    6.50%, 12/15/25, Pool #414856 ..........           32,945
     289,668    8.00%, 6/15/26, Pool #423563 ...........          297,790
      32,676    7.00%, 11/20/26, Pool #2320 ............           32,158
                                                           --------------
   Total U.S. Government Agencies (cost $5,423,692).....        5,405,041
                                                           --------------
U.S. Treasury Notes (8.6%):
     900,000    5.50%, 11/15/98.........................          896,499
     245,000    6.88%, 7/31/99..........................          248,932
     200,000    6.50%, 5/31/01..........................          202,018
                                                           --------------
   Total U.S. Treasury Notes (cost $1,343,588)..........        1,347,449
                                                           --------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Investment Companies (1.5%):
     230,339    American Performance Cash Management
                   Fund.................................   $      230,339
                                                           --------------
   Total Investment Companies (cost $230,339)                     230,339
                                                           --------------
   Total Investments (Cost--$15,577,443)(a)                    15,620,337
   Other Assets in Excess of Liabilities (0.2%)                    37,873
                                                           --------------
   Total Net Assets                                        $   15,658,210
                                                           ==============

-------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $9,977. Cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation ........................   $ 105,329
                 Unrealized depreciation ........................     (72,412)
                                                                   ----------
                 Net unrealized appreciation ...................   $   32,917
                                                                   ==========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Asset Backed Securities (3.4%):
$    218,588    CoreStates Home Equity Trust, Series
                   1993-2, Class A, 5.10%, 3/15/09......   $      212,594
     300,000    Crown Home Equity Loan Trust, Series
                   1996-1, Class A3, 6.81%, 6/25/11.....          298,161
     300,000    IMC Home Equity Loan Trust, Series
                   1996-3, Class A3, 7.27%, 4/25/11.....          303,684
     200,000    Nomura Asset Securities Corp., Series
                   1995-2, Class 2M, 7.12%, 1/25/26.....          197,020
                                                           --------------
   Total Asset Backed Securities (cost $1,007,157)......        1,011,459
                                                           --------------
Collateralized Mortgage Obligations (5.7%):
     300,000    General Electric Capital Mortgage
                   Services, Inc., Series 1996-HE2,
                   Class A-3, 7.30%, 3/25/12............          303,684
     108,302    General Electric Capital Mortgage
                   Services, Inc., Series 1993-12,
                   Class A2, 6.50%, 10/25/23............          105,958
     200,000    General Electric Capital Mortgage
                   Services, Inc., Series 1997-4,
                   Class A10, 7.50%, 5/25/27............          201,603
     175,483    Prudential Home Mortgage Securities,
                   Series 1994-15, Class A5, 6.80%,
                   5/25/24..............................          172,891
     250,000    Prudential Home Mortgage Securities,
                   Series 1994-21, Class A8, 7.80%,
                   6/25/24..............................          249,325
     200,000    Residential Funding Mortgage
                   Securities, Series 1993-S28, Class
                   A6, 7.00%, 8/25/23...................          196,962
     500,000    Residential Funding Mortgage
                   Securities, Series 1997-S2, Class
                   A2, 7.50%, 1/25/27...................          504,799
                                                           --------------
   Total Collateralized Mortgage Obligations (cost
      $1,716,314)                                               1,735,222
                                                           --------------
Common Stocks (61.7%):
Aerospace/Defense (1.9%):
       4,400    Alliant Techsystems Inc.(b).............          284,075
       5,200    Boeing Co...............................   $      283,075
                                                           --------------
                                                                  567,150
                                                           --------------
Airlines (0.9%):
       3,100    Delta Air Lines, Inc....................          268,150
                                                           --------------
Audio/Visual Products (0.2%):
       1,250    Harman International Industries, Inc....           55,938
                                                           --------------
Automotive Parts (0.2%):
       3,350    Keystone Automotive Industries, Inc.(b).           63,231
                                                           --------------
Banking (3.6%):
       3,000    Bankers' Trust New York Corp............          311,250
       3,700    Chase Manhattan Corp....................          411,393
       5,900    NationsBank Corp........................          350,313
                                                           --------------
                                                                1,072,956
                                                           --------------
Beverages (1.7%):
       9,200    Coca-Cola Co............................          527,274
                                                           --------------
Broadcasting (0.1%):
         400    Bet Holdings, Inc.(b)...................           15,750
                                                           --------------
Building Materials (0.8%):
       5,900    USG Corp.(b)............................          252,963
                                                           --------------
Chemicals (1.1%):
       5,400    E.I. du Pont de Nemours & Co............          336,488
                                                           --------------
Commercial Services (0.3%):
       2,425    Personnel Group of America, Inc.(b).....           81,238
                                                           --------------
Computer Software & Services (2.9%):
       1,250    BDM International, Inc.(b)..............           31,563
       2,500    Imnet Systems, Inc.(b)..................           82,500
       3,500    Microsoft Corp.(b)......................          462,655
       2,100    Network General Corp.(b)................           34,913
       6,750    Oracle Corp.(b).........................          257,344
                                                           --------------
                                                                  868,975
                                                           --------------
Computers & Peripherals (2.9%):
       5,325    Cisco Systems, Inc.(b)..................          401,372
       3,800    International Business Machines Corp....          383,325

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31, 1997


   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   ---------------
Common Stocks, continued:
Computers & Peripherals, continued:
       2,500    QLogic Corp.(b)........................            98,125
                                                           --------------
                                                           $      882,822
                                                           --------------
Consumer Goods (0.1%):
       1,125    Blyth Industries, Inc.(b)..............            41,555
                                                           --------------
Cosmetics (0.5%):
       1,900    Gillette Co............................           157,344
                                                           --------------
Diversified Operations (1.7%):
       8,400    General Electric Co....................           524,999
                                                           --------------
Electronics (0.2%):
       1,400    CHS Electronics Inc.(b)................            54,075
                                                           --------------
Entertainment (1.3%):
       5,075    Lodgenet Entertainment Corp.(b)........            47,578
       4,300    Walt Disney Co.........................           330,294
                                                           --------------
                                                                  377,872
                                                           --------------
Financial Services (1.9%):
       6,000    Federal Home Loan Mortgage Corp........           195,375
       2,998    Resource Bancshare Mortgage Group, Inc.            50,591
       3,400    The Money Store, Inc...................            96,900
       3,700    Travelers Group, Inc...................           234,950
                                                           --------------
                                                                  577,816
                                                           --------------
Forest Products (1.8%):
       6,700    Fort James Corp........................           281,400
       5,400    Kimberly-Clark Corp....................           256,163
                                                           --------------
                                                                  537,563
                                                           --------------
Furniture (0.1%):
       1,525    O'Sullivan Industries Holdings, Inc.(b)            20,111
                                                           --------------
Health Care (1.5%):
       1,300    Access Health, Inc.(b).................            40,625
       2,893    FPA Medical Management, Inc.(b)........            83,897
       5,300    Johnson & Johnson......................           300,444
       1,800    Orthodontic Centers Of America, Inc.(b)            30,825
                                                           --------------
                                                                  455,791
                                                           --------------
Household Goods (0.7%):
       3,200    Armstrong World Industries, Inc........    $      219,000
                                                           --------------
Insurance (2.6%):
       1,500    Amerin Corp.(b)........................            34,688
       1,300    FPIC Insurance Group Inc.(b)...........            30,225
       8,800    Hartford Financial Services Group......           701,799
       1,100    HCC Insurance Holdings Inc.............            29,081
                                                           --------------
                                                                  795,793
                                                           --------------
Machinery - Diversified (1.1%):
       4,200    Tyco International Ltd.................           329,438
                                                           --------------
Manufacturing (0.1%):
       2,225    Bacou U.S.A., Inc.(b)..................            36,434
                                                           --------------
Medical - Wholesale Drugs Distribution (0.3%):
       1,225    Cardinal Health, Inc...................            81,156
                                                           --------------
Medical Services (0.8%):
       1,050    Fisher Scientfic International.........            51,713
       1,700    Hologic, Inc.(b).......................            41,225
       2,650    OccuSystems Inc.(b)....................            83,475
       4,125    Prime Medical Services, Inc.(b)........            55,945
                                                           --------------
                                                                  232,358
                                                           --------------
Medical Supplies (0.1%):
       1,100    Sola International Inc.(b).............            34,100
                                                           --------------
Oil & Gas - Equipment & Services (0.6%):
       2,200    American Oilfield Divers, Inc.(b)......            41,525
       1,500    Offshore Logistics, Inc.(b)............            27,375
       1,300    Pride International Inc.(b)............            41,600
       3,000    Tuboscope Vetco International Corp.(b).            83,625
                                                           --------------
                                                                  194,125
                                                           --------------
Oil & Gas Exploration (0.3%):
       1,400    Newfield Exploration Co.(b)............            35,963
         925    Nuevo Energy Co.(b)....................            47,002
                                                           --------------
                                                                   82,965
                                                           --------------
Oil - Integrated Companies (5.1%):
       2,400    Chevron Corp...........................           185,850
       5,000    Exxon Corp.............................           305,938
       4,700    Pennzoil Co............................           362,781

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   ---------------
Common Stocks, continued:
Oil - Integrated Companies, continued:
       8,300    Royal Dutch Petroleum-New York Shares..    $      421,224
       2,400    Texaco, Inc............................           276,600
                                                           --------------
                                                                1,552,393
                                                           --------------
Pharmaceuticals (4.2%):
       4,400    Agouron Pharmaceuticals Inc.(b)........           193,600
       4,300    Bristol-Myers Squibb Co................           326,800
       2,000    ChiRex Inc.(b).........................            39,250
       4,200    Merck & Co., Inc.......................           385,613
       6,100    Pfizer, Inc............................           337,788
                                                           --------------
                                                                1,283,051
                                                           --------------
Printing & Publishing (0.8%):
       4,900    Times Mirror Co........................           248,369
                                                           --------------
Real Estate (0.2%):
       1,400    Alexandria Real Estate Equities........            36,663
         550    Bay Apartment Communities Inc..........            20,453
                                                           --------------
                                                                   57,116
                                                           --------------
Restaurants (0.2%):
       1,500    Casa Ole' Restaurants, Inc.(b).........            12,375
       1,325    Landry's Seafood Restaurants(b)........            31,800
       3,100    Rock Bottom Restaurants, Inc.(b).......            24,413
                                                           --------------
                                                                   68,588
                                                           --------------
Retail (4.3%):
       5,700    CVS Corp...............................           321,338
       5,600    Home Depot, Inc........................           264,250
       3,537    Petco Animal Supplies, Inc.(b).........           104,784
       1,125    Proffitt's, Inc.(b)....................            60,398
       3,800    Sears, Roebuck & Co....................           215,650
       2,400    Stage Stores, Inc.(b)..................            74,250
       2,200    The Men's Wearhouse, Inc.(b)...........            79,888
       8,400    Woolworth Corp.(b).....................           187,950
                                                           --------------
                                                                1,308,508
                                                           --------------
Semiconductors (2.5%):
         625    Dupont Photomasks Inc.(b)..............            40,938
         800    Etec Systems Inc.(b)...................            53,600
       6,200    Intel Corp.............................           571,174
       1,725    Semtech Corp.(b).......................           101,991
                                                           --------------
                                                                  767,703
                                                           --------------
Services (Non-Financial) (1.3%):
       2,450    Childrens Comprehensive Services,
                   Inc.(b).............................            44,713
       1,450    Envoy Corp.(b).........................            39,150
       2,737    Paychex, Inc...........................            93,742
       6,900    Service Corp. International............           220,800
                                                           --------------
                                                                  398,405
                                                           --------------
Soaps & Cleaning Agents (1.3%):
       3,000    Procter & Gamble Co....................           399,188
                                                           --------------
Steel (0.8%):
       5,100    Carpenter Technology Corp..............           228,544
                                                           --------------
Telecommunication Equipment & Services (0.3%):
       4,675    LCC International, Inc.(b).............            84,150
                                                           --------------
Telecommunications (2.3%):
       4,838    Bell Atlantic Corp.....................           350,150
       2,000    Dycom Industries Inc.(b)...............            40,375
       1,500    Mastec, Inc.(b)........................            70,031
       8,200    Worldcom, Inc.(b)......................           245,488
                                                           --------------
                                                                  706,044
                                                           --------------
Tobacco & Tobacco Products (2.6%):
       2,000    Consolidated Cigar Holdings, Inc.(b)...
                                                                   66,250
      10,100    Dimon, Inc.............................           242,400
         100    General Cigar Holdings Inc.(b).........             2,163
       5,800    Philip Morris Cos., Inc................           253,025
       6,000    RJR Nabisco Holdings Corp..............           208,875
                                                           --------------
                                                                  772,713
                                                           --------------
Transportation Leasing & Trucking (0.1%):
       1,650    Motivepower Industries Inc.(b).........            35,681
                                                           --------------
Utilities--Electric (2.3%):
      10,000    AES Corp.(b)...........................           370,000
       9,000    Texas Utilities Co.....................           313,875
                                                           --------------
                                                                  683,875
                                                           --------------
Utilities--Gas (1.1%):
       5,000    Columbia Gas System....................           330,000
                                                           --------------

   Total Common Stocks (cost $14,747,558)                      18,669,758
                                                           --------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31, 1997


   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   ---------------
Corporate Bonds (8.9%):
Banking (1.6%):
$    250,000    BankAmerica Corp., 7.12%, 5/12/05......    $      252,500
     250,000    J.P. Morgan, 6.25%, 12/15/05...........           240,000
                                                           --------------
                                                                  492,500
                                                           --------------
Beverages (0.8%):
     250,000    Anheuser Busch Co., 6.90%, 10/1/02.....           250,938
                                                           --------------
Brokerage Services (2.3%):
     250,000    Bear Stearns, 6.75%, 8/15/00...........           251,875
     200,000    Smith Barney Holdings, Inc., 6.63%,
                   7/1/02..............................           199,000
     250,000    Smith Barney Holdings, Inc., 6.88%,
                   6/15/05.............................           248,125
                                                           --------------
                                                                  699,000
                                                           --------------
Financial Services (2.3%):
     250,000    Associates Corp., 6.00%, 12/1/02.......           243,438
     250,000    Ford Motor Credit Co., 6.38%, 9/15/99..           250,625
     200,000    General Motors Acceptance Corp.,
                   6.63%, 10/15/05.....................           195,500
                                                           --------------
                                                                  689,563
                                                           --------------
Retail Stores (1.9%):
     300,000    J.C. Penney Co., 7.25%, 4/1/02.........           307,500
     250,000    Wal-Mart Stores, Inc., 7.25%, 6/1/13...           256,563
                                                           --------------
                                                                  564,063
                                                           --------------
   Total Corporate Bonds (cost $2,705,673)                      2,696,064
                                                           --------------
Taxable Municipal Bonds (0.6%):
Louisiana (0.6%):
     170,000    Orleans Parish, School Board, Series
                   A, 6.45%, 2/1/05, Insured by: FGIC..           168,300
                                                           --------------

   Total Taxable Municipal Bonds (cost $170,000)                  168,300
                                                           --------------


U.S. Government Agencies (8.9%):
Federal Home Loan Mortgage Corp.:
$    386,553    6.00%, 7/1/99, Gold Pool #G50188 ......    $      385,536
     169,933    6.50%, 2/1/00, Gold Pool #N92990 ......           170,836
     287,702    6.50%, 12/1/11, Gold Pool #E20275 .....           284,028

Federal National Mortgage Association:
     300,000    7.50%, 4/16/07, Callable 4/16/02 @ 100.           307,641

Government National Mortgage Assoc.:
     604,096    7.00%, 1/15/26, Pool #421420 ..........           597,305
     172,670    6.00%, 2/20/26, Pool #2166 ............           161,699
     769,856    8.00%, 6/15/26, Pool #423563 ..........           791,441
                                                           --------------
   Total U.S. Government Agencies (cost $2,653,310)             2,698,486
                                                           --------------
U.S. Treasury Bonds (1.6%):
     525,000    6.25%, 8/15/23.........................           496,366
                                                           --------------
   Total U.S. Treasury Bonds (cost $506,414)                      496,366
                                                           --------------
U.S. Treasury Notes (4.7%):
     300,000    6.13%, 5/15/98.........................           300,933
     400,000    6.25%, 6/30/98.........................           401,803
     500,000    6.50%, 4/30/99.........................           504,464
     200,000    7.75%, 2/15/01.........................           209,806
                                                           --------------
   Total U.S. Treasury Notes (cost $1,429,531)                  1,417,006
                                                           --------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1997

   Shares
     or
  Principal                    Security                        Market
   Amount                     Description                      Value
--------------  ----------------------------------------   --------------
Investment Companies (4.8%):
    1,440,440   American Performance Cash Management
                   Fund                                         1,440,440
                                                           --------------
   Total Investment Companies (cost $1,440,440)                 1,440,440
                                                           --------------
   Total Investments (Cost--$26,376,397)(a)                    30,333,101
   Liabilities in Excess of Other Assets (-0.3%)                  (84,445)
                                                           --------------
   Total Net Assets                                        $   30,248,656
                                                           ==============

-------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $2,321. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation .......................   $  4,180,777
                 Unrealized depreciation .......................       (226,394)
                                                                   -------------
                 Net unrealized appreciation ...................   $  3,954,383
                                                                   =============

(b)  Represents non-income producing security.
FGIC -- Financial Guaranty Insurance Corporation

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1997

1.ORGANIZATION:

 The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the Cash Management Fund, the U.S. Treasury Fund, the Bond Fund, the Intermediate Bond Fund, the Equity Fund, the Aggressive Growth Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund and the Balanced Fund (individually referred to as a "Fund"). Bank of Oklahoma N.A. ("BOK") (successor to BankOklahoma Trust Company), a subsidiary of BancOklahoma Corp., serves as investment adviser to the Funds. AMR Investment Services, Inc. ("AMR") a subsidiary of AMR Corporation, the parent company of American Airlines, Inc., serves as sub-investment adviser to the Cash Management Fund. BOK also serves as custodian to the Funds.

 The investment objective of the Cash Management Fund and U.S. Treasury Fund (the "money market funds") is to seek current income with liquidity and stability of principal. The Equity Fund has as its objective to seek growth of capital. The Aggressive Growth Fund seeks long-term capital appreciation. The Balanced Fund seeks current income and, secondarily, long-term capital growth. The Bond Fund's objective is to maximize total return. The Intermediate Bond Fund, Intermediate Tax-Free Bond Fund and the Short-Term Income Fund seek current income, consistent with the preservation of capital.

2.SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Investments of the money market funds are valued at amortized cost, which approximates market value. Discount or premium is amortized on a constant basis to the maturity of the security under the amortized cost method. In addition, the money market funds may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar weighted average portfolio maturity which exceeds 90 days.

   Investments in common stocks, corporate bonds, commercial paper, municipal government bonds, and U.S. Government securities of the Bond Fund, Intermediate Bond Fund, Equity Fund, Aggressive Growth Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, and Balanced Fund (collectively, "the variable net asset value funds"), are valued at their market value determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1997

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS AND DELAYED DELIVERY BASIS:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Fund held no when-issued securities as of August 31, 1997.

   EXPENSES:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets.

   REPURCHASE AGREEMENTS:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared daily and paid monthly for the Bond Fund, Intermediate Bond Fund, Intermediate Tax-Free Bond Fund and Short-Term Income Fund. Dividends from net investment income are declared and paid quarterly for the Equity Fund, Aggressive Growth Fund and Balanced Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1997

   differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

   As of August 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                             ACCUMULATED UNDISTRIBUTED  ACCUMULATED NET REALIZED
                               NET INVESTMENT INCOME   GAIN/(LOSS) ON INVESTMENTS
                             ------------------------- --------------------------
    Cash Management Fund....           (4,977)                    4,977
    U.S. Treasury Fund......               --                      (105)
    Bond Fund...............           10,501                   244,573
    Intermediate Bond Fund..          (26,155)                    5,493
    Equity Fund.............           43,906                        --
    Aggressive Growth Fund..          539,387                        --
    Intermediate Tax-Free
     Bond Fund..............            2,696                    (2,697)
    Short-Term Income Fund..            4,855                    (3,637)
    Balanced Fund...........            4,473                    (1,341)

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to qualify, or continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   For federal income tax purposes, the following Funds have capital loss carryforwards as of August 31, 1997, which are available to offset future capital gains, if any:

                                                                 AMOUNT  EXPIRES
                                                                -------- -------
    Bond Fund.................................................. $184,630  2002
                                                                 137,491  2003
                                                                 139,268  2005
                                                                --------
                                                                $461,389
                                                                ========
    Intermediate Bond Fund..................................... $ 77,221  2003
                                                                 666,485  2004
                                                                --------
                                                                $743,706
                                                                ========
    Short-Term Income Fund..................................... $  4,553  2005

   Capital losses incurred after October 31 for the Funds are deemed to arise on the first business day of the following fiscal year for tax purposes. The Short-Term Income Fund has incurred and will elect to defer such capital losses of $15,683 after October 31, 1996.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1997

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1997 are as follows:

                                                       PURCHASES      SALES
                                                      ------------ ------------
  Bond Fund.......................................... $ 28,336,392 $ 26,931,092
  Intermediate Bond Fund.............................   38,913,000   25,578,758
  Equity Fund........................................  145,716,441  108,600,308
  Aggressive Growth Fund.............................   34,676,233   31,879,134
  Intermediate Tax-Free Bond Fund....................    3,000,769    7,446,750
  Short-Term Income Fund.............................    7,410,071    5,182,347
  Balanced Fund......................................   19,684,311   15,984,781

4.RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by BOK. AMR serves as sub-investment adviser to the Cash Management Fund. Under the terms of the investment advisory agreements, BOK and AMR are entitled to receive fees based on a percentage of the average net assets of each of the Funds. BOK also serves the Funds as custodian.

 During the year ended August 31, 1997, BOK Financial Corp., an affiliate of BOK, and AMR purchased securities from the Cash Management Fund for their carrying value of approximately $20 million. At the time of the transactions, the difference between the market value and carrying value of the securities was approximately $3.4 million which is reflected in the accompanying financial statements as a realized loss on the sale and an offsetting capital contribution to the Cash Management Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees for administration services are established under terms of the administration contract as a percentage of the average net assets of each of the Funds. BISYS Ohio serves the Funds as transfer agent and mutual fund accountant.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed .25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including the adviser, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended August 31, 1997, BISYS received $213,553 from commissions earned on sales of shares of the Funds' variable net asset value funds, $145,626 of which was reallowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be voluntarily reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1997

 Information regarding these transactions for the year ended August 31, 1997 is as follows:

                                                               CASH      U.S.
                                                            MANAGEMENT TREASURY
                                                               FUND      FUND
                                                            ---------- --------
  INVESTMENT ADVISORY FEES:
   Annual fee (percentage of average net assets)...........      0.40%     0.40%
  ADMINISTRATION FEES:
   Annual fee (percentage of average net assets)...........      0.20%     0.20%
  12B-1 FEES:
   Annual fee before voluntary fee reductions
     (percentage of average net assets)....................      0.25%     0.25%
   Voluntary fee reductions................................  $922,562  $615,553
  CUSTODIAN FEES:
   Annual fee (percentage of net assets)...................      0.03%     0.03%
  TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES...........  $164,177  $115,900

                                                         INTERMEDIATE
                                                 BOND        BOND      EQUITY
                                                 FUND        FUND       FUND
                                                -------  ------------ --------
  INVESTMENT ADVISORY FEES:
   Annual fee before voluntary fee reductions
     (percentage of average net assets)........    0.55%       0.55%      0.69%
   Voluntary fee reductions.................... $65,711    $128,113   $229,553
  ADMINISTRATION FEES:
   Annual fee (percentage of average net           0.20%       0.20%      0.20%
     assets)...................................
  12B-1 FEES:
   Annual fee (percentage of average net           0.25%       0.25%      0.25%
     assets)...................................
  CUSTODIAN FEES:
   Annual fee (percentage of net assets).......    0.03%       0.03%      0.03%
  TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT
   FEES........................................ $24,166    $ 45,971   $ 69,023


                                                              SHORT-
                                      AGGRESSIVE INTERMEDIATE  TERM
                                        GROWTH     TAX-FREE   INCOME   BALANCED
                                         FUND     BOND FUND    FUND      FUND
                                      ---------- ------------ -------  --------
  INVESTMENT ADVISORY FEES:
   Annual fee before voluntary fee
    reductions
    (percentage of average net
    assets).........................      0.69%       0.55%      0.55%     0.74%
   Voluntary fee reductions.........   $85,818     $54,462    $80,882  $196,422
  ADMINISTRATION FEES:
   Annual fee (percentage of average
    net assets).....................      0.20%       0.20%      0.20%     0.20%
  12B-1 FEES:
   Annual fee before voluntary fee
    reductions or credits
    (percentage of average net
    assets).........................      0.25%       0.25%      0.25%     0.25%
   Voluntary fee reductions.........       --      $68,078    $36,765  $ 66,359
  CUSTODIAN FEES:
   Annual fee before voluntary fee
    reductions
    (percentage of net assets)......      0.03%       0.03%      0.03%     0.03%
   Voluntary fee reductions.........       --          --     $ 4,412  $  7,963
  TRANSFER AGENT AND MUTUAL FUND
   ACCOUNTANT FEES..................   $32,147     $29,602    $10,419  $ 21,229

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1997

5.CONVERSION OF COMMON TRUST FUNDS

 On May 30, 1997, the Intermediate Bond Fund, Equity Fund and Aggressive Growth Fund of the American Performance Funds issued shares to acquire the assets and liabilities of the Common Fund "A" Fixed, Common Fund "A" Equity and Common Fund "A" Special Equity, respectively, of BOK. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation/(depreciation) as of the date acquired:

                                                                   UNREALIZED
                                                       NET ASSET APPRECIATION/
                                  SHARES   NET ASSETS    VALUE   (DEPRECIATION)
                                 --------- ----------- --------- --------------
  Intermediate Bond Fund........ 1,750,334 $17,713,379  $10.12     $  (92,633)
  Equity Fund................... 1,812,267  29,413,086   16.23      9,315,115
  Aggressive Growth Fund........   741,005  12,256,219   16.54      3,503,496

6.FEDERAL INCOME TAX INFORMATION (UNAUDITED)

 During the year ended August 31, 1997, the Funds declared long-term capital distributions in the following amounts.

  Equity Fund........................................................ $6,172,009
  Balanced Fund......................................................    568,095

 For the taxable year ended August 31, 1997, (July 31, 1997 for the Aggressive Growth Fund) the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                    QUALIFIED
                                                                 DIVIDEND INCOME
                                                                 ---------------
  Equity Fund...................................................      41.67%
  Aggressive Growth Fund........................................       0.00%
  Balanced Fund.................................................      15.96%

 During the year ended August 31, 1997, the American Performance Intermediate Tax-Free Bond Fund declared tax-exempt income distributions of $1,239,947.

7.RESULTS OF SPECIAL SHAREHOLDERS MEETING (UNAUDITED)

 On June 16, 1997, a special meeting of the shareholders of The American Performance Funds was held to approve that the new Sub-Advisory Agreement between BOK and AMR with respect to the Cash Management Fund be, and the same hereby is, ratified and approved.

     AFFIRMATIVE VOTES               NEGATIVE VOTES                         ABSTAIN VOTES
     -----------------               --------------                         -------------
        232,409,924                    4,623,434                             18,420,183

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                        CASH MANAGEMENT FUND
                            ---------------------------------------------------
                                       YEAR ENDED AUGUST 31,
                            ---------------------------------------------------
                              1997         1996      1995      1994      1993
                            --------     --------  --------  --------  --------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $  1.000     $  1.000  $  1.000  $  1.000  $  1.000
                            --------     --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income....     0.049        0.050     0.052     0.030     0.028
 Net realized gains (loss-
  es) on investments......    (0.010)          --        --        --        --
                            --------     --------  --------  --------  --------
  Total from Investment
   Activities.............     0.039        0.050     0.052     0.030     0.028
                            --------     --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income....    (0.049)      (0.050)   (0.052)   (0.030)   (0.028)
                            --------     --------  --------  --------  --------
  Total Distributions.....    (0.049)      (0.050)   (0.052)   (0.030)   (0.028)
                            --------     --------  --------  --------  --------
 Capital Transactions.....     0.010           --        --        --        --
                            --------     --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD...................  $  1.000     $  1.000  $  1.000  $  1.000  $  1.000
                            ========     ========  ========  ========  ========
Total Return..............      5.05%(a)     5.14%     5.30%     3.08%     2.87%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
  period (000)............  $331,095     $375,797  $194,807  $195,490  $167,269
 Ratio of expenses to
  average net assets......      0.72%        0.71%     0.74%     0.78%     0.78%
 Ratio of net investment
  income to average net
  assets..................      4.93%        5.01%     5.18%     3.05%     2.80%
 Ratio of expenses to
  average net assets*.....      0.97%        0.96%     0.99%     0.98%     0.98%
 Ratio of net investment
  income to average net
  assets*.................      4.68%        4.76%     4.94%     2.85%     2.60%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return includes the effect of a capital contribution of $0.010 per share. The return without the capital contribution would have been 4.05%

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                            U.S. TREASURY FUND
                               ------------------------------------------------
                                          YEAR ENDED AUGUST 31,
                               ------------------------------------------------
                                 1997      1996      1995      1994      1993
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               --------  --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income.......     0.046     0.047     0.048     0.028     0.025
                               --------  --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income.......    (0.046)   (0.047)   (0.048)   (0.028)   (0.025)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERI-
 OD..........................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               ========  ========  ========  ========  ========
Total Return.................      4.74%     4.85%     4.95%     2.87%     2.57%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................  $298,424  $217,406  $187,007  $165,353  $169,428
 Ratio of expenses to average
  net assets.................      0.72%     0.74%     0.75%     0.81%     0.81%
 Ratio of net investment
  income to average net
  assets.....................      4.65%     4.74%     4.88%     2.81%     2.51%
 Ratio of expenses to average
  net assets*................      0.97%     0.99%     1.00%     1.01%     1.01%
 Ratio of net investment
  income to average net
  assets*....................      4.40%     4.49%     4.63%     2.61%     2.31%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                                  BOND FUND
                                   --------------------------------------------
                                            YEAR ENDED AUGUST 31,
                                   --------------------------------------------
                                    1997     1996     1995     1994      1993
                                   -------  -------  -------  -------   -------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $  8.99  $  9.29  $  9.36  $ 11.05   $ 10.99
                                   -------  -------  -------  -------   -------
INVESTMENT ACTIVITIES
 Net investment income...........     0.58     0.57     0.56     0.58      0.70
 Net realized and unrealized
  gains (losses) on investments..     0.30    (0.30)    0.15    (0.77)     0.50
                                   -------  -------  -------  -------   -------
   Total from Investment Activi-
    ties.........................     0.88     0.27     0.71    (0.19)     1.20
                                   -------  -------  -------  -------   -------
DISTRIBUTIONS
 Net investment income...........    (0.58)   (0.57)   (0.56)   (0.58)    (0.70)
 Net realized gains..............       --       --       --    (0.43)    (0.44)
 In excess of net realized gains.       --       --    (0.22)   (0.49)       --
                                   -------  -------  -------  -------   -------
   Total Distributions...........    (0.58)   (0.57)   (0.78)   (1.50)    (1.14)
                                   -------  -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD...  $  9.29  $  8.99  $  9.29  $  9.36   $ 11.05
                                   =======  =======  =======  =======   =======
Total Return (excludes sales
 charge).........................    10.03%    2.84%    8.21%   (1.92)%   11.76%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)..........................  $35,454  $32,807  $37,293  $38,257   $23,554
 Ratio of expenses to average net
  assets.........................     0.94%    0.96%    1.03%    1.05%     1.12%
 Ratio of net investment income
  to average net assets..........     6.29%    6.08%    6.18%    5.72%     6.49%
 Ratio of expenses to average net
  assets*........................     1.14%    1.16%    1.23%    1.25%     1.33%
 Ratio of net investment income
  to average net assets*.........     6.09%    5.88%    5.98%    5.52%     6.28%
 Portfolio turnover..............    83.65%   61.02%  185.48%  122.14%    26.27%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                           INTERMEDIATE BOND FUND
                                   --------------------------------------------
                                            YEAR ENDED AUGUST 31,
                                   --------------------------------------------
                                    1997     1996     1995     1994      1993
                                   -------  -------  -------  -------   -------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $ 10.01  $ 10.26  $ 10.23  $ 11.06   $ 10.89
                                   -------  -------  -------  -------   -------
INVESTMENT ACTIVITIES
 Net investment income...........     0.60     0.60     0.61     0.61      0.64
 Net realized and unrealized
  gains (losses) on investments..     0.22    (0.25)    0.06    (0.73)     0.30
                                   -------  -------  -------  -------   -------
   Total from Investment Activi-
    ties.........................     0.82     0.35     0.67    (0.12)     0.94
                                   -------  -------  -------  -------   -------
DISTRIBUTIONS:
 Net investment income...........    (0.60)   (0.60)   (0.61)   (0.61)    (0.64)
 Net realized gains..............       --       --       --    (0.06)    (0.13)
 In excess of net realized gains.       --       --    (0.03)   (0.04)       --
                                   -------  -------  -------  -------   -------
   Total Distributions...........    (0.60)   (0.60)   (0.64)   (0.71)    (0.77)
                                   -------  -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD...  $ 10.23  $ 10.01  $ 10.26  $ 10.23   $ 11.06
                                   =======  =======  =======  =======   =======
Total Return (excludes sales
 charge).........................     8.38%    3.41%    6.81%   (1.14)%    9.04%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)..........................  $77,319  $63,088  $74,395  $84,144   $57,085
 Ratio of expenses to average net
  assets.........................     0.93%    0.95%    0.98%    0.98%     1.02%
 Ratio of net investment income
  to average net assets..........     5.89%    5.84%    6.00%    5.72%     5.95%
 Ratio of expenses to average net
  assets*........................     1.13%    1.15%    1.18%    1.18%     1.24%
 Ratio of net investment income
  to average net assets*.........     5.69%    5.64%    5.80%    5.52%     5.74%
 Portfolio turnover..............    40.77%  129.97%  154.43%   76.30%    47.79%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                                 EQUITY FUND
                                   --------------------------------------------
                                            YEAR ENDED AUGUST 31,
                                   --------------------------------------------
                                     1997     1996     1995     1994     1993
                                   --------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $  13.73  $ 12.33  $ 11.85  $ 12.78  $ 11.31
                                   --------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income...........      0.13     0.18     0.20     0.14     0.14
 Net realized and unrealized
  gains (losses) on investments..      5.03     2.04     1.77     0.40     1.56
                                   --------  -------  -------  -------  -------
   Total from Investment Activi-
    ties.........................      5.16     2.22     1.97     0.54     1.70
                                   --------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income...........     (0.13)   (0.18)   (0.19)   (0.14)   (0.14)
 In excess of net investment in-
  come...........................     (0.01)      --       --       --       --
 Net realized gains..............     (1.42)   (0.64)   (0.39)   (1.33)   (0.09)
 In excess of net realized gains.        --       --    (0.91)      --       --
                                   --------  -------  -------  -------  -------
   Total Distributions...........     (1.56)   (0.82)   (1.49)   (1.47)   (0.23)
                                   --------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD...  $  17.33  $ 13.73  $ 12.33  $ 11.85  $ 12.78
                                   ========  =======  =======  =======  =======
Total Return (excludes sales
 charge).........................     40.23%   18.53%   19.74%    4.66%   15.12%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)..........................  $170,887  $86,352  $76,398  $84,618  $58,015
 Ratio of expenses to average net
  assets.........................      1.06%    1.08%    1.14%    1.12%    1.16%
 Ratio of net investment income
  to average net assets..........      0.88%    1.35%    1.73%    1.32%    1.09%
 Ratio of expenses to average net
  assets*........................      1.25%    1.27%    1.33%    1.31%    1.36%
 Ratio of net investment income
  to average net assets*.........      0.69%    1.16%    1.54%    1.13%    0.88%
 Portfolio turnover..............     93.82%   67.46%  100.44%  159.30%   66.54%
 Average commission rate (a).....  $ 0.0502  $0.0504       --       --       --

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1995.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                       AGGRESSIVE GROWTH FUND
                               -----------------------------------------------
                                        YEAR ENDED AUGUST 31,
                               -----------------------------------------------
                                1997      1996      1995      1994      1993
                               -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $ 16.29   $ 16.31   $ 11.99   $ 11.96   $  8.37
                               -------   -------   -------   -------   -------
INVESTMENT ACTIVITIES
 Net investment income
  (loss).....................    (0.06)    (0.04)    (0.06)    (0.04)    (0.03)
 Net realized and unrealized
  gains (losses) on invest-
  ments......................     2.65      0.30      4.38      0.07      3.62
                               -------   -------   -------   -------   -------
   Total from Investment Ac-
    tivities.................     2.59      0.26      4.32      0.03      3.59
                               -------   -------   -------   -------   -------
DISTRIBUTIONS
 Net realized gains..........       --     (0.28)       --        --        --
                               -------   -------   -------   -------   -------
   Total Distributions.......       --     (0.28)       --        --        --
                               -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERI-
 OD..........................  $ 18.88   $ 16.29   $ 16.31   $ 11.99   $ 11.96
                               =======   =======   =======   =======   =======
Total Return (excludes sales
 charge).....................    15.90%     1.77%    36.03%     0.25%    42.89%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................  $58,982   $43,278   $38,008   $24,775   $11,012
 Ratio of expenses to average
  net assets.................     1.08%     1.11%     1.27%     1.35%     0.62%
 Ratio of net investment in-
  come (loss) to average net
  assets.....................    (0.56)%   (0.35)%   (0.62)%   (0.69)%   (0.24)%
 Ratio of expenses to average
  net assets*................     1.27%     1.30%     1.45%     1.55%     1.64%
 Ratio of net investment in-
  come (loss) to average net
  assets*....................    (0.75)%   (0.54)%   (0.81)%   (0.89)%   (1.26)%
 Portfolio turnover..........    76.47%    32.89%    27.16%    18.76%    59.47%
 Average commission rate (a).  $0.0601   $0.0665        --        --        --

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1995.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                       INTERMEDIATE TAX-FREE BOND FUND
                                   -------------------------------------------
                                            YEAR ENDED AUGUST 31,
                                   -------------------------------------------
                                    1997     1996     1995     1994     1993
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................. $ 10.57  $ 10.67  $ 10.42  $ 10.77  $ 10.18
                                   -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income............    0.49     0.49     0.51     0.54     0.55
 Net realized and unrealized gains
  (losses) on investments.........    0.21    (0.10)    0.25    (0.35)    0.59
                                   -------  -------  -------  -------  -------
   Total from Investment Activi-
    ties..........................    0.70     0.39     0.76     0.19     1.14
                                   -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income............   (0.49)   (0.49)   (0.51)   (0.54)   (0.55)
                                   -------  -------  -------  -------  -------
   Total Distributions............   (0.49)   (0.49)   (0.51)   (0.54)   (0.55)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.... $ 10.78  $ 10.57  $ 10.67  $ 10.42  $ 10.77
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................    6.79%    3.68%    7.62%    1.76%   11.56%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)........................... $26,544  $31,036  $28,114  $30,097  $17,415
 Ratio of expenses to average net
  assets..........................    0.74%    0.75%    0.51%    0.25%    0.25%
 Ratio of net investment income to
  average net assets..............    4.61%    4.58%    4.99%    5.06%    5.34%
 Ratio of expenses to average net
  assets*.........................    1.19%    1.20%    1.24%    1.44%    1.63%
 Ratio of net investment income to
  average net assets*.............    4.16%    4.13%    4.25%    3.87%    3.96%
 Portfolio turnover...............   11.38%   19.53%    8.35%   14.33%   13.19%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                           SHORT-TERM INCOME FUND
                                     -------------------------------------
                                                              OCTOBER 19,
                                     YEAR ENDED AUGUST 31,       1994
                                     ----------------------  TO AUGUST 31,
                                         1997        1996      1995 (A)
                                     ----------  ----------  -------------  ---
NET ASSET VALUE, BEGINNING OF PERI-
 OD................................. $     9.79  $     9.95     $ 10.00
                                     ----------  ----------     -------
INVESTMENT ACTIVITIES
 Net investment income..............       0.61        0.59        0.52
 Net realized and unrealized gains
  (losses) on investments...........       0.14       (0.14)      (0.05)
                                     ----------  ----------     -------
   Total from Investment Activities.       0.75        0.45        0.47
                                     ----------  ----------     -------
DISTRIBUTIONS
 Net investment income..............      (0.61)      (0.59)      (0.52)
 In excess of net investment income.      (0.01)         --          --
 Net realized gains.................         --       (0.01)         --
 In excess of net realized gains....         --       (0.01)         --
                                     ----------  ----------     -------
   Total Distributions..............      (0.62)      (0.61)      (0.52)
                                     ----------  ----------     -------
NET ASSET VALUE, END OF PERIOD...... $     9.92  $     9.79     $  9.95
                                     ==========  ==========     =======
Total Return (excludes sales
 charge)............................       7.85%       4.64%       4.81%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000).. $   15,658  $   14,399     $10,228
 Ratio of expenses to average net
  assets............................       0.33%       0.41%       0.57%(b)
 Ratio of net investment income to
  average net assets................       6.14%       5.95%       5.96%(b)
 Ratio of expenses to average net
  assets*...........................       1.16%       1.24%       1.47%(b)
 Ratio of net investment income to
  average net assets*...............       5.31%       5.12%       5.06%(b)
 Portfolio turnover.................      37.55%      80.98%     212.35%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             FINANCIAL HIGHLIGHTS

                                                    BALANCED FUND
                                           ----------------------------------
                                                                    JUNE 1,
                                           YEAR ENDED AUGUST 31,    1995 TO
                                           ----------------------  AUGUST 31,
                                               1997        1996     1995 (A)
                                           ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD...... $    11.28  $    10.62   $ 10.00
                                           ----------  ----------   -------
INVESTMENT ACTIVITIES
 Net investment income....................       0.41        0.35      0.08
 Net realized and unrealized gains (loss-
  es) on investments......................       2.46        0.79      0.62
                                           ----------  ----------   -------
   Total from Investment Activities.......       2.87        1.14      0.70
                                           ----------  ----------   -------
DISTRIBUTIONS
 Net investment income....................      (0.41)      (0.35)    (0.08)
 Net realized gains.......................      (0.36)      (0.13)       --
                                           ----------  ----------   -------
   Total Distributions....................      (0.77)      (0.48)    (0.08)
                                           ----------  ----------   -------
NET ASSET VALUE, END OF PERIOD............ $    13.38  $    11.28   $ 10.62
                                           ==========  ==========   =======
Total Return (excludes sales charge)......      26.33%      10.87%     6.98%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000)........    $30,249  $   22,592   $12,842
 Ratio of expenses to average net assets..       0.36%       0.38%     0.90%(b)
 Ratio of net investment income to average
  net assets..............................       3.34%       3.27%     3.17%(b)
 Ratio of expenses to average net assets*.       1.38%       1.40%     1.92%(b)
 Ratio of net investment income to average
  net assets*.............................       2.32%       2.25%     2.15%(b)
 Portfolio turnover.......................      66.12%      71.89%    18.68%
 Average commission rate (d).............. $   0.0531     $0.0792        --

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1995.

                      See notes to financial statements.

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10/97                                           August 31, 1997